These financial reports are provided solely for the purpose
             of Enron Corp. complying with Exhibit H of Form US5 and
       neither the Commission nor any person should rely on such reports.
             They are not audited and may not be in full conformity
                                 with U.S. GAAP.

Index to Exhibit H Financial Statements
As of December, 2004


                        FUCO/EWG Companies


Atlantic India Holdings Ltd                                   Not available
Bahia Las Minas                                               Unaudited
Batangas Power Corp                                           Unaudited
Chongiu City Gas Co., Ltd                                     Stand alone US GAAP financial statements not available*
Chonnam City Gas Co., Ltd                                     Stand alone US GAAP financial statements not available*
Choongnam City Gas Co., Ltd                                   Stand alone US GAAP financial statements not available*
Companhia de Gas da Bahia - BAHIAGAS, S.A. de E.M.            Not available
Companhia de Gas de Santa Catarina - SC GAS, S.A. de E.M.     Not available
Companhia Paraibana de Gas - PBGAS, S.A. de E.M.              Not available
Companhia Paranaense de Gas - COMPAGAS, S.A. de E.M.          Not available
Companhia Pernambucana de Gas - COPERGAS, S.A. de E.M.        Not available
Empresa Sergipana de Gas S.A. - EMSERGAS                      Not available
Gas de Alagoas S.A. - ALGAS                                   Not available
Dabhol Power Company                                          Not available
Daehan City Gas Co., Ltd                                      Stand alone US GAAP financial statements not available*
EI Puerto Rico Operations Inc.                                Unaudited
Elektro - Electricidade e Servicos S.A.                       Unaudited
Elektrocieplownia Nowa Sarzyna Sp.                            Unaudited
Enron Asia Pacific/Africa/china LLC                           Not available
Enron Brazil Power Holdings XI Ltd                            Not available
Enron Caribbean Basin LLC                                     Not available
Enron Development Piti Holdings Corp                          Unaudited
Enron Guc Santralleri Isletme Limited Sirketi                 Not available
Enron Global Power & Pipelines LLC                            Not available
Enron International Assets Management Corp                    Not available
Enron Ponderosa Management Holdings, Inc.                     Not available
Enron Power Philippines Corp                                  Unaudited
Enron Reserve 6 B.V. (also a EWG company)                     Unaudited
Enron Servicios Guatemala, Limitada                           Unaudited
Enron South America LLC                                       Not available
Enron Subic Power Corp Philippines                            Unaudited
Enron Wind Systems, LLC                                       Not available
EPE - Empresa Produtora de Energia                            Unaudited
ET Power 1 LLC                                                Not available
Gas de Risaralda SA                                           Stand alone US GAAP financial statements not available*
Gases de la Guajira SA, ESP                                   Stand alone US GAAP financial statements not available*
Gases del Caribe SA, ESP                                      Stand alone US GAAP financial statements not available*
Gases del Occidente SA, ESP                                   Stand alone US GAAP financial statements not available*
Generacion Mediterranea S. A.                                 Unaudited
Iksan City Gas Co., Ltd                                       Stand alone US GAAP financial statements not available*
Iksan Energy Co., Ltd                                         Stand alone US GAAP financial statements not available*
Kangwon city Gas Co., Ltd                                     Stand alone US GAAP financial statements not available*
Kumi City Gas co., Ltd                                        Stand alone US GAAP financial statements not available*
LFT Power I LLC                                               Not available
LFT Power III LLC                                             Not available
Marianas Energy Company LLC                                   Unaudited
Merlin Acquisition L.P.                                       Not available
Nowa Sarzyna Holding B.V.                                     Not available
Offshore Power Operations CV                                  Not available
Paulista Electrical Distribution, LLC                         Not available
Pelican Bidder LLC                                            Not available
Pohang City Gas Co., Ltd                                      Stand alone US GAAP financial statements not available*
Ponderosa Assets, L.P.                                        Not available
Prisma Energy Europe Limited                                  Not available
Prisma Energy International Inc                               Unaudited
Puerto Quetzal Power LLC                                      Unaudited
Purple Martin, LLC                                            Not available
Pusan city Gas Co., Ltd                                       Stand alone US GAAP financial statements not available*
Sarlux, s.r.l.                                                Unaudited
SII Enerji ve Uretim Limited Sirketi  (EWG Company)           Unaudited
SK-Gas Co., Ltd                                               Stand alone US GAAP financial statements not available*
Smith/Enron Cogenerations Limited Partnership                 Unaudited
Smith/Enron O&M Limited Partnership                           Unaudited
Sociedad Transportadora de Gas de Oriente SA, ESP             Stand alone US GAAP financial statements not available*
Subic Power Corp                                              Unaudited
Surtidora de Gas del Caribe SA, ESP                           Stand alone US GAAP financial statements not available*
Trakya Elektrik Uretin ve Ticaret A.S.(EWG Company)           Unaudited
Travamark Two B.V.                                            Not available
Zond-PanAero Windsystem Partners I                            Unaudited presented on tax basis; cash flow statements
                                                              not available
Zond-PanAero Windsystem Partners II                           Unaudited presented on tax basis; cash flow statements
                                                              not available
Zond Windsystem Partners Ltd Series 85-A                      Unaudited presented on tax basis; cash flow statements
                                                              not available
Zond Windsystem Partners Ltd Series 85-B                      Unaudited presented on tax basis; cash flow statements
                                                              not available
Zond Windsystem Partners Ltd Series 85-C                      Unaudited presented on tax basis; cash flow statements
                                                              not available

*This entity is a subsidiary of less than majority-owned unconsolidated subsidiary. Separate stand alone US GAAP financials for this entity are not available.

                                                                       UNAUDITED


                                 Bahia Las Minas
                                Income Statement
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                December YTD
                                              ----------------
 Operating Revenues
      Project revenues                                  86,483
      Holding Co Fees
      Holding Co other revenue
                                              ----------------
 Total Revenues                                         86,483

 Cost of Sales
      Project cost of sales                             63,093
      Holding Co cost of sales

                                              ----------------
 Total Cost of Sales                                    63,093

 GROSS MARGIN                                           23,390

 Operating & Processing Expense
      Payroll
      Operation & maintenance                           13,559
      Depreciation, depletion & amortization             9,400
      Taxes other than income                                -
      Other                                                  -
                                              ----------------
                 Total                                  22,959
                                              ----------------

 OPERATING INCOME                                          431

 Other Income (Deductions)
      Equity Earnings                                        -
      Dividend and Interest income                           -
      FX Gains/Losses                                        -
      Gain (Loss) on sale of assets                          -
      Other income (expense)                             2,390
                                              ----------------
                 Total                                   2,390
                                              ----------------

 INCOME BEFORE INTEREST & TAXES                          2,821

 Interest Expense and Minority Interest
      Interest expense - Third Party                     3,379
      Interco interest expense/(income)                    200
      Minority Interest                                      -
      Other
                                              ----------------
                 Total                                   3,579
                                              ----------------

 INCOME BEFORE INCOME TAXES                               (758)

 Income Taxes
      Payable currently                                      -
      Payment deferred                                   2,785
                                              ----------------
                 Total                                   2,785
                                              ----------------
 Gain(Loss) Exord Item/Chg in Acctg Prin                     -
 NET INCOME                                             (3,543)
                                              ================

                                                                       UNAUDITED


                                Bahia Las Minas
                                 Balance Sheet
                            As of December 31, 2004
                                  ($Thousands)


Assets
     Current Assets
       Cash and Cash Investments                                         4,670
       Accounts Receivable - Trade                                      14,060
       Allowance for Uncollectible AR                                        -
       Notes Receivable - Trade                                              -
       Inventories                                                           -
       Prepayments                                                           -
       Miscellaneous current assets                                     21,250
                                                                   -----------
              Total Current Assets                                      39,980
                                                                   -----------
     Investments and Other Assets
       Investments in Unconsolidated Subs.                                   -
       Intercompany Receivable                                             637
       Miscellaneous investments and other assets                            -
                                                                   -----------
              Total Investments and Other Assets                           637
                                                                   -----------
     Plant                                                             181,275
       Accumulated Depreciation                                         69,030
                                                                   -----------
              Net Plant                                                112,245
                                                                   -----------
     Deferred Charges
       Deferred Tax Credits                                                  -
       Debt Expense                                                          -
       Miscellaneous Deferred Assets                                     1,758
                                                                   -----------
              Total Deferred Charges                                     1,758
                                                                   -----------
Total Assets                                                           154,620
                                                                   ===========
Liabilities and Shareholders' Equity
     Current Liabilities
       Short Term Borrowing                                             24,278
       Current Portion of LT Debt                                            -
       Accounts Payable - Trade                                         10,166
       Accrued Taxes Payable                                                 -
       Accrued Interest                                                    178
       Miscellaneous current liabilities                                 1,432
                                                                   -----------
              Total Current Liabilities                                 36,054
                                                                   -----------
     Long - Term Debt
       Debt Payable                                                     31,091
       Debt Payable - Assoc. Co.                                             -
       Miscellaneous Long Term Debt
                                                                   -----------
              Total Long-Term Debt                                      31,091
                                                                   -----------
     Reserves & Other Noncurrent Liabilities
       Deferred Income Taxes                                                 -
       Minority Interest                                                     -
       Miscellaneous Reserves & Other Noncurrent Liab.                     (11)
                                                                   -----------
              Total Reserves & Other Noncurrent Liab                       (11)
                                                                   -----------
       Intercompany Payable                                              7,174
       Prepetition Intercompany                                              -
     Shareholders' Equity
       Common Stock                                                          -
       Preferred Stock                                                     126
       Premium on Capital Stock                                         67,485
       Retained Earnings                                                12,702
       OCI                                                                   -
       Cum. Foreign Currency Translation Adjmt                               -
                                                                   -----------
              Total Shareholders' Equity                                80,313
                                                                   -----------
Total Liabilities and Shareholders' Equity                             154,621
                                                                   ===========

                                                                       UNAUDITED


                                Bahia Las Minas
                                    Cashflow
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                           December YTD
                                                          --------------

Cash Flow from Operating Activities
Net Income                                                             (3,542)
Items not affecting cash:
     Depreciation, depletion & amortization                             9,400
     Levelization
     Deferred Income Taxes                                              2,785
     Working Capital Changes
       Receivables                                                      5,000
       Payables                                                        (3,421)
       Accrued Taxes                                                        -
       Accrued Interest - Third Party                                       -
       Inventory                                                       (2,131)
       Prepayments                                                          -
       Other                                                            1,519
                                                                   -----------
       Total Working Capital Changes                                      967
     Equity Earnings                                                        -
     Equity/Partnership Distributions
     Minority Interest                                                      -
     Other Operating Activities                                        (2,832)
                                                                   -----------

       Cash from Operating Activities                                   6,778

Cash Flows from Investing
     Proceeds from Sale of Investments                                  3,948
     Capital Expenditures                                                (581)
     Equity Investments
     Cash paid for Business Acquisitions
     Other Investing
                                                                   -----------
       Cash Flows from Investing                                        3,367

Cash Flow Before Financing Activities                                  10,145

Cash Flows from Financing
     Issuance of Long-Term Debt
     (Repayment) of Long-Term Debt                                    (14,478)
     Increase in Short-Term Borrowing
     (Decrease) in Short-Term Borrowing
     Stock (purchases) issuances
     Other Financing
       Dividends to Preferred Shareholders                                (11)
       Dividends to Parent Company                                          -
       Intercompany
       Other (please specify)
                                                                   -----------
       Cash Flows from Financing                                      (14,489)
Effect of Exchange Rate Changes
                                                                   -----------
Net Cash Flow                                                          (4,344)

Beginning Cash Balance                                                  9,014
                                                                   -----------

Ending Cash Balance                                                     4,670
                                                                   ===========

                                                                       UNAUDITED


                              Batangas Power Corp
                                Income Statement
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                           December YTD
                                                          --------------
 Operating Revenues
      Project revenues                                                   (170)
      Holding Co Fees
      Holding Co other revenue
                                                                   -----------
 Total Revenues                                                          (170)

 Cost of Sales
      Project cost of sales                                                 -
      Holding Co cost of sales
                                                                   -----------
 Total Cost of Sales                                                        -

 GROSS MARGIN                                                            (170)

 Operating & Processing Expense
      Payroll
      Operation & maintenance                                              62
      Depreciation, depletion & amortization                                -
      Taxes other than income                                               -
      Other                                                                 -
                                                                   -----------
                          Total                                            62
                                                                   -----------

 OPERATING INCOME                                                        (232)

 Other Income (Deductions)
      Equity Earnings                                                       -
      Dividend and Interest income                                         47
      FX Gains/Losses                                                     (18)
      Gain (Loss) on sale of assets                                         -
      Other income (expense)                                           (7,615)
                                                                   -----------
                          Total                                        (7,586)
                                                                   -----------

 INCOME BEFORE INTEREST & TAXES                                        (7,818)

 Interest Expense and Minority Interest
      Interest expense - Third Party                                        -
      Interco interest expense/(income)                                     -
      Minority Interest                                                     -
      Other
                                                                   -----------
                          Total                                             -
                                                                   -----------

 INCOME BEFORE INCOME TAXES                                            (7,818)

 Income Taxes
      Payable currently                                                   (21)
      Payment deferred                                                      -
                                                                   -----------
                          Total                                           (21)
                                                                   -----------
 Gain(Loss) Exord Item/Chg in Acctg Prin                                    -
 NET INCOME                                                            (7,797)
                                                                   ===========

                                                                       UNAUDITED


                              Batangas Power Corp
                                 Balance Sheet
                            As of December 31, 2004
                                  ($Thousands)


Assets
     Current Assets
       Cash and Cash Investments                                         4,981
       Accounts Receivable - Trade                                           -
       Allowance for Uncollectible AR                                        -
       Notes Receivable - Trade                                              -
       Inventories                                                           -
       Prepayments                                                         269
       Miscellaneous current assets                                       (859)
                                                                   -----------
              Total Current Assets                                       4,391
                                                                   -----------
     Investments and Other Assets
       Investments in Unconsolidated Subs.                                   -
       Intercompany Receivable                                           4,421
       Miscellaneous investments and other assets                          (16)
                                                                   -----------
              Total Investments and Other Assets                         4,405
                                                                   -----------
     Plant                                                                   -
       Accumulated Depreciation                                              -
                                                                   -----------
              Net Plant                                                      -
                                                                   -----------
     Deferred Charges
       Deferred Tax Credits                                                  -
       Debt Expense                                                          -
       Miscellaneous Deferred Assets                                         -
                                                                   -----------
              Total Deferred Charges                                         -
                                                                   -----------
Total Assets                                                             8,796
                                                                   ===========

Liabilities and Shareholders' Equity
     Current Liabilities
       Short Term Borrowing                                                  -
       Current Portion of LT Debt                                            -
       Accounts Payable - Trade                                              -
       Accrued Taxes Payable                                               (29)
       Accrued Interest                                                      -
       Miscellaneous current liabilities                                 8,344
                                                                   -----------
              Total Current Liabilities                                  8,315
                                                                   -----------
     Long - Term Debt
       Debt Payable                                                          -
       Debt Payable - Assoc. Co.                                             -
       Miscellaneous Long Term Debt
                                                                   -----------
              Total Long-Term Debt                                           -
                                                                   -----------

     Reserves & Other Noncurrent Liabilities
       Deferred Income Taxes                                                 -
       Minority Interest                                                     -
       Miscellaneous Reserves & Other Noncurrent Liab.                       -
                                                                   -----------
              Total Reserves & Other Noncurrent Liab                         -
                                                                   -----------
       Intercompany Payable                                              8,704
       Prepetition Intercompany                                        (11,140)
     Shareholders' Equity
       Common Stock                                                          -
       Premium on Capital Stock                                         13,537
       Retained Earnings                                               (10,619)
       OCI                                                                   -
       Cum. Foreign Currency Translation Adjmt                               -
                                                                   -----------
              Total Shareholders' Equity                                 2,918
                                                                   -----------
Total Liabilities and Shareholders' Equity                               8,797
                                                                   ===========

                                                                       UNAUDITED


                              Batangas Power Corp
                                    Cashflow
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                           December YTD
                                                          --------------

Cash Flow from Operating Activities
Net Income                                                             (7,797)
Items not affecting cash:
     Depreciation, depletion & amortization                                 -
     Levelization
     Deferred Income Taxes                                                  -
     Working Capital Changes
       Receivables                                                      3,599
       Payables                                                             -
       Accrued Taxes                                                      (25)
       Accrued Interest - Third Party                                       -
       Inventory                                                            -
       Prepayments                                                       (253)
       Other                                                              530
                                                                   -----------
       Total Working Capital Changes                                    3,851
     Equity Earnings                                                        -
     Equity/Partnership Distributions
     Minority Interest                                                      -
     Other Operating Activities                                         7,477
                                                                   -----------

       Cash from Operating Activities                                   3,531

Cash Flows from Investing
     Proceeds from Sale of Investments
     Capital Expenditures
     Equity Investments
     Cash paid for Business Acquisitions
     Other Investing
                                                                   -----------
       Cash Flows from Investing                                            -

Cash Flow Before Financing Activities                                   3,531

Cash Flows from Financing
     Issuance of Long-Term Debt
     (Repayment) of Long-Term Debt
     Increase in Short-Term Borrowing
     (Decrease) in Short-Term Borrowing
     Stock (purchases) issuances
     Other Financing
       Dividends to Minority Interest
       Dividends to Parent Company                                     (3,280)
       Intercompany
       Other (please specify)
                                                                   -----------
       Cash Flows from Financing                                       (3,280)
Effect of Exchange Rate Changes
                                                                   -----------
Net Cash Flow                                                             251

Beginning Cash Balance                                                  4,730
                                                                   -----------
Ending Cash Balance                                                     4,981
                                                                   ===========

                                                                       UNAUDITED


                         EI Puerto Rico Operations Inc.
                                Income Statement
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                           December YTD
                                                          --------------

 Operating Revenues
      Project revenues                                                      -
      Holding Co Fees
      Holding Co other revenue
                                                                   -----------
 Total Revenues                                                             -

 Cost of Sales
      Project cost of sales                                                 -
      Holding Co cost of sales
                                                                   -----------
 Total Cost of Sales                                                        -

 GROSS MARGIN                                                               -

 Operating & Processing Expense
      Payroll
      Operation & maintenance                                               -
      Depreciation, depletion & amortization                                -
      Taxes other than income                                               -
      Other                                                                 -
                                                                   -----------
                          Total                                             -
                                                                   -----------

 OPERATING INCOME                                                           -

 Other Income (Deductions)
      Equity Earnings                                                       -
      Dividend and Interest income                                          -
      FX Gains/Losses                                                       -
      Gain (Loss) on sale of assets                                         -
      Other income (expense)                                                -
                                                                   -----------
                          Total                                             -
                                                                   -----------

 INCOME BEFORE INTEREST & TAXES                                             -

 Interest Expense and Minority Interest
      Interest expense - Third Party                                        -
      Interco interest expense/(income)                                     -
      Minority Interest                                                     -
      Other
                                                                   -----------
                          Total                                             -
                                                                   -----------

 INCOME BEFORE INCOME TAXES                                                 -

 Income Taxes
      Payable currently                                                (5,826)
      Payment deferred                                                      -
                                                                   -----------
                          Total                                        (5,826)
                                                                   -----------
 Gain(Loss) Exord Item/Chg in Acctg Prin                                    -
 NET INCOME                                                             5,826
                                                                   ===========

                                                                       UNAUDITED


                         EI Puerto Rico Operations Inc.
                                 Balance Sheet
                            As of December 31, 2004
                                  ($Thousands)


Assets
     Current Assets
       Cash and Cash Investments                                             -
       Accounts Receivable - Trade                                           -
       Allowance for Uncollectible AR                                        -
       Notes Receivable - Trade                                              -
       Inventories                                                           -
       Prepayments                                                           -
       Miscellaneous current assets                                          -
                                                                   -----------
              Total Current Assets                                           -
                                                                   -----------
     Investments and Other Assets
       Investments in Unconsolidated Subs.                                   -
       Intercompany Receivable                                          16,115
       Miscellaneous investments and other assets                            -
                                                                   -----------
              Total Investments and Other Assets                        16,115
                                                                   -----------
     Plant                                                                   -
       Accumulated Depreciation                                              -
                                                                   -----------
              Net Plant                                                      -
                                                                   -----------
     Deferred Charges
       Deferred Tax Credits                                                  -
       Debt Expense                                                          -
       Miscellaneous Deferred Assets                                         -
                                                                   -----------
              Total Deferred Charges                                         -
                                                                   -----------
Total Assets                                                            16,115
                                                                   ===========

Liabilities and Shareholders' Equity
     Current Liabilities
       Short Term Borrowing                                                  -
       Current Portion of LT Debt                                            -
       Accounts Payable - Trade                                              -
       Accrued Taxes Payable                                                 -
       Accrued Interest                                                      -
       Miscellaneous current liabilities                                     -
                                                                   -----------
              Total Current Liabilities                                      -
                                                                   -----------
     Long - Term Debt
       Debt Payable                                                          -
       Debt Payable - Assoc. Co.                                             -
       Miscellaneous Long Term Debt
                                                                   -----------
              Total Long-Term Debt                                           -
                                                                   -----------
     Reserves & Other Noncurrent Liabilities
       Deferred Income Taxes                                                 -
       Minority Interest                                                     -
       Miscellaneous Reserves & Other Noncurrent Liab.                       -
                                                                   -----------
              Total Reserves & Other Noncurrent Liab                         -
                                                                   -----------
       Intercompany Payable                                              1,285
       Prepetition Intercompany                                         (2,328)
     Shareholders' Equity
       Common Stock                                                          -
       Premium on Capital Stock                                              -
       Retained Earnings                                                17,158
       OCI                                                                   -
       Cum. Foreign Currency Translation Adjmt                               -
                                                                   -----------
              Total Shareholders' Equity                                17,158
                                                                   -----------
Total Liabilities and Shareholders' Equity                              16,115
                                                                   ===========

                                                                       UNAUDITED


                         EI Puerto Rico Operations Inc.
                                    Cashflow
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                             December YTD
                                                            --------------

Cash Flow from Operating Activities
Net Income                                                                5,826
Items not affecting cash:
     Depreciation, depletion & amortization                                   -
     Levelization
     Deferred Income Taxes                                                    -
     Working Capital Changes
       Receivables                                                        2,445
       Payables                                                          (5,943)
       Accrued Taxes                                                          -
       Accrued Interest - Third Party                                         -
       Inventory                                                              -
       Prepayments                                                            -
       Other                                                                  -
       Total Working Capital Changes                                     (3,498)
                                                                    -----------
     Equity Earnings                                                          -
     Equity/Partnership Distributions
     Minority Interest                                                        -
     Other Operating Activities                                          (2,328)
                                                                    -----------

       Cash from Operating Activities                                         -

Cash Flows from Investing
     Proceeds from Sale of Investments
     Capital Expenditures
     Equity Investments
     Cash paid for Business Acquisitions
     Other Investing
       Cash Flows from Investing                                              -
                                                                    -----------

Cash Flow Before Financing Activities                                         -

Cash Flows from Financing
     Issuance of Long-Term Debt
     (Repayment) of Long-Term Debt
     Increase in Short-Term Borrowing
     (Decrease) in Short-Term Borrowing
     Stock (purchases) issuances
     Other Financing
       Dividends to Minority Interest
       Dividends to Parent Company
       Intercompany
       Other (please specify)
                                                                    -----------
       Cash Flows from Financing                                              -
Effect of Exchange Rate Changes
Net Cash Flow                                                                 -

Beginning Cash Balance                                                        -
                                                                    -----------
Ending Cash Balance                                                           -
                                                                    ===========

                                                                       UNAUDITED


                    Elektro - Electricidade e Servicos S.A.
                                Income Statement
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                             December YTD
                                                            --------------
 Operating Revenues
      Project revenues                                                  725,475
      Holding Co Fees
      Holding Co other revenue
                                                                    -----------
 Total Revenues                                                         725,475

 Cost of Sales
      Project cost of sales                                             389,837
      Holding Co cost of sales

 Total Cost of Sales                                                    389,837
                                                                    -----------

 GROSS MARGIN                                                           335,638

 Operating & Processing Expense
      Payroll                                                            43,538
      Operation & maintenance                                            65,834
      Depreciation, depletion & amortization                             29,178
      Taxes other than income                                             1,923
      Other                                                                   -
                                                                    -----------
                          Total                                         140,473
                                                                    -----------

 OPERATING INCOME                                                       195,165

 Other Income (Deductions)
      Equity Earnings                                                        37
      Dividend and Interest income                                        5,609
      FX Gains/Losses                                                    47,146
      Gain (Loss) on sale of assets                                      (3,058)
      Other income (expense)                                             11,518
                                                                    -----------
                          Total                                          61,252
                                                                    -----------

 INCOME BEFORE INTEREST & TAXES                                         256,417

 Interest Expense and Minority Interest
      Interest expense - Third Party                                     17,812
      Interco interest expense/(income)                                  49,810
      Minority Interest                                                     662
      Other
                                                                    -----------
                          Total                                          68,284
                                                                    -----------

 INCOME BEFORE INCOME TAXES                                             188,133

 Income Taxes
      Payable currently                                                  14,591
      Payment deferred                                                        -
                                                                    -----------
                          Total                                          14,591
                                                                    -----------
 Gain(Loss) Exord Item/Chg in Acctg Prin                                      -
 NET INCOME                                                             173,542
                                                                    ===========

                                                                       UNAUDITED


                    Elektro - Electricidade e Servicos S.A.
                                 Balance Sheet
                            As of December 31, 2004
                                  ($Thousands)


Assets
     Current Assets
       Cash and Cash Investments                                        180,406
       Accounts Receivable - Trade                                      238,962
       Allowance for Uncollectible AR                                   (20,181)
       Notes Receivable - Trade                                               -
       Inventories                                                          939
       Prepayments                                                        2,022
       Miscellaneous current assets                                      42,760
                                                                    -----------
              Total Current Assets                                      444,908
                                                                    -----------
     Investments and Other Assets
       Investments in Unconsolidated Subs.                                    -
       Intercompany Receivable                                                -
       Miscellaneous investments and other assets                        31,835
                                                                    -----------
              Total Investments and Other Assets                         31,835
                                                                    -----------
     Plant                                                              405,099
       Accumulated Depreciation                                         105,990
                                                                    -----------
              Net Plant                                                 299,109
                                                                    -----------
     Deferred Charges
       Deferred Tax Credits                                                   -
       Debt Expense                                                           -
       Miscellaneous Deferred Assets                                    115,868
                                                                    -----------
              Total Deferred Charges                                    115,868
                                                                    -----------
Total Assets                                                            891,720
                                                                    ===========

Liabilities and Shareholders' Equity
     Current Liabilities
       Short Term Borrowing                                                   -
       Current Portion of LT Debt                                        73,046
       Accounts Payable - Trade                                          84,995
       Accrued Taxes Payable                                             44,926
       Accrued Interest                                                  12,390
       Miscellaneous current liabilities                                 78,116
                                                                    -----------
              Total Current Liabilities                                 293,473
                                                                    -----------
     Long - Term Debt
       Debt Payable                                                      28,545
       Debt Payable - Assoc. Co.                                              -
       Miscellaneous Long Term Debt
                                                                    -----------
              Total Long-Term Debt                                       28,545
                                                                    -----------
     Reserves & Other Noncurrent Liabilities
       Deferred Income Taxes                                             32,376
       Minority Interest                                                  6,130
       Miscellaneous Reserves & Other Noncurrent Liab.                   43,668
                                                                    -----------
              Total Reserves & Other Noncurrent Liab                     82,174
                                                                    -----------
       Intercompany Payable                                             780,125
       Prepetition Intercompany                                               -
     Shareholders' Equity
       Common Stock                                                           -
       (descriptions)
       Premium on Capital Stock                                         838,999
       Retained Earnings                                               (385,233)
       OCI                                                               (6,107)
       Cum. Foreign Currency Translation Adjmt                         (740,256)
                                                                    -----------
              Total Shareholders' Equity                               (292,597)
                                                                    -----------
Total Liabilities and Shareholders' Equity                              891,720
                                                                    ===========

                                                                       UNAUDITED


                    Elektro - Electricidade e Servicos S.A.
                                    Cashflow
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                             December YTD
                                                            --------------
Cash Flow from Operating Activities
Net Income                                                              173,542
Items not affecting cash:
     Depreciation, depletion & amortization                              29,178
     Levelization
     Deferred Income Taxes
     Working Capital Changes
       Receivables                                                      (15,430)
       Payables                                                            (504)
       Accrued Taxes                                                      5,386
       Accrued Interest - Third Party                                    10,199
       Inventory                                                           (101)
       Prepayments                                                            -
       Other                                                             32,247
                                                                    -----------
       Total Working Capital Changes                                     31,798
     Equity Earnings                                                        (37)
     Equity/Partnership Distributions
     Minority Interest                                                      662
     Intercompany interest paid                                         (38,333)
     Other Operating Activities                                        (124,853)
                                                                    -----------

       Cash from Operating Activities                                    71,957

Cash Flows from Investing
     Proceeds from Sale of Investments
     Capital Expenditures                                               (43,285)
     Equity Investments
     Cash paid for Business Acquisitions
     Other Investing
                                                                    -----------
       Cash Flows from Investing                                        (43,285)

Cash Flow Before Financing Activities                                    28,672

Cash Flows from Financing
     Issuance of Long-Term Debt                                          31,172
     (Repayment) of Long-Term Debt                                      (37,929)
     Increase in Short-Term Borrowing
     (Decrease) in Short-Term Borrowing
     Stock (purchases) issuances
     Dividends paid (Prisma HQ to shareholders)
     Other Financing
       Dividends to Minority Interest
       Dividends to Holding Company
       Intercompany
       Other (please specify)
                                                                    -----------
       Cash Flows from Financing                                         (6,758)
Effect of Exchange Rate Changes                                          15,802
Net Cash Flow                                                            37,716

Beginning Cash Balance                                                  142,690
                                                                    -----------
Ending Cash Balance                                                     180,406
                                                                    ===========

                                                                       UNAUDITED


                       Elektrocieplownia Nowa Sarzyna Sp.
                                Income Statement
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                             December YTD
                                                             -------------
 Operating Revenues
      Project revenues                                                   57,821
      Holding Co Fees
      Holding Co other revenue
                                                                    -----------
 Total Revenues                                                          57,821

 Cost of Sales
      Project cost of sales                                              27,057
      Holding Co cost of sales

                                                                    -----------
 Total Cost of Sales                                                     27,057

 GROSS MARGIN                                                            30,764

 Operating & Processing Expense
      Payroll
      Operation & maintenance                                             5,443
      Depreciation, depletion & amortization                              6,315
      Taxes other than income                                             4,877
      Other                                                                   -
                                                                    -----------
                          Total                                          16,635
                                                                    -----------

 OPERATING INCOME                                                        14,129

 Other Income (Deductions)
      Equity Earnings                                                         -
      Dividend and Interest income                                          120
      FX Gains/Losses                                                       (62)
      Gain (Loss) on sale of assets                                           -
      Other income (expense)                                             (1,183)
                                                                    -----------
                          Total                                          (1,125)
                                                                    -----------

 INCOME BEFORE INTEREST & TAXES                                          13,004

 Interest Expense and Minority Interest
      Interest expense - Third Party                                      5,303
      Interco interest expense/(income)                                     149
      Minority Interest                                                       -
      Other
                                                                    -----------
                          Total                                           5,452
                                                                    -----------

 INCOME BEFORE INCOME TAXES                                               7,552

 Income Taxes
      Payable currently                                                       -
      Payment deferred                                                      579
                                                                    -----------
                          Total                                             579
                                                                    -----------
 Gain(Loss) Exord Item/Chg in Acctg Prin                                      -
 NET INCOME                                                               6,973
                                                                    ===========

                                                                       UNAUDITED


                       Elektrocieplownia Nowa Sarzyna Sp.
                                 Balance Sheet
                            As of December 31, 2004
                                  ($Thousands)


Assets
     Current Assets
       Cash and Cash Investments                                         27,578
       Accounts Receivable - Trade                                        5,061
       Allowance for Uncollectible AR                                         -
       Notes Receivable - Trade                                               -
       Inventories                                                        1,425
       Prepayments                                                          460
       Miscellaneous current assets                                       5,027
                                                                    -----------
              Total Current Assets                                       39,551
                                                                    -----------
     Investments and Other Assets
       Investments in Unconsolidated Subs.                                    -
       Intercompany Receivable                                                -
       Miscellaneous investments and other assets                             -
                                                                    -----------
              Total Investments and Other Assets                              -
                                                                    -----------
     Plant                                                              110,557
       Accumulated Depreciation                                          28,876
                                                                    -----------
              Net Plant                                                  81,681
                                                                    -----------
     Deferred Charges
       Deferred Tax Credits                                                   -
       Debt Expense                                                           -
       Miscellaneous Deferred Assets                                          -
              Total Deferred Charges                                          -
Total Assets                                                            121,232
                                                                    ===========

Liabilities and Shareholders' Equity
     Current Liabilities
       Short Term Borrowing                                                   -
       Current Portion of LT Debt                                         6,263
       Accounts Payable - Trade                                           1,772
       Accrued Taxes Payable                                                  -
       Accrued Interest                                                       -
       Miscellaneous current liabilities                                 13,666
                                                                    -----------
              Total Current Liabilities                                  21,701
                                                                    -----------
     Long - Term Debt
       Debt Payable                                                      91,408
       Debt Payable - Assoc. Co.                                              -
       Miscellaneous Long Term Debt
                                                                    -----------
              Total Long-Term Debt                                       91,408
                                                                    -----------
     Reserves & Other Noncurrent Liabilities
       Deferred Income Taxes                                                  -
       Minority Interest                                                      -
       Miscellaneous Reserves & Other Noncurrent Liab.                        -
                                                                    -----------
              Total Reserves & Other Noncurrent Liab                          -
                                                                    -----------
       Intercompany Payable                                               6,813
       Prepetition Intercompany                                               -
     Shareholders' Equity
       Common Stock                                                           -
       Premium on Capital Stock                                               -
       Retained Earnings                                                  1,310
       OCI                                                                    -
       Cum. Foreign Currency Translation Adjmt                                -
                                                                    -----------
              Total Shareholders' Equity                                  1,310
                                                                    -----------
Total Liabilities and Shareholders' Equity                              121,232
                                                                    ===========

                                                                       UNAUDITED


                       Elektrocieplownia Nowa Sarzyna Sp.
                                    Cashflow
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                             December YTD
                                                            --------------
Cash Flow from Operating Activities
Net Income                                                                6,973
Items not affecting cash:
     Depreciation, depletion & amortization                               6,315
     Levelization
     Deferred Income Taxes                                                  579
     Working Capital Changes
       Receivables                                                          369
       Payables                                                           3,012
       Accrued Taxes                                                          -
       Accrued Interest - Third Party                                         -
       Inventory                                                              -
       Prepayments                                                            -
       Other                                                                905
                                                                    -----------
       Total Working Capital Changes                                      4,286
     Equity Earnings                                                          -
     Equity/Partnership Distributions
     Minority Interest                                                        -
     Other Operating Activities                                          (3,432)
                                                                    -----------

       Cash from Operating Activities                                    14,721

Cash Flows from Investing
     Proceeds from Sale of Investments
     Capital Expenditures                                                  (283)
     Equity Investments
     Cash paid for Business Acquisitions
     Other Investing
                                                                    -----------
       Cash Flows from Investing                                           (283)

Cash Flow Before Financing Activities                                    14,438

Cash Flows from Financing
     Issuance of Long-Term Debt
     (Repayment) of Long-Term Debt                                       (5,872)
     Increase in Short-Term Borrowing
     (Decrease) in Short-Term Borrowing
     Stock (purchases) issuances
     Other Financing
       Dividends to Minority Interest
       Dividends to Parent Company
       Intercompany
       Other (please specify)
                                                                    -----------
       Cash Flows from Financing                                         (5,872)
Effect of Exchange Rate Changes                                            (422)
Net Cash Flow                                                             8,144

Beginning Cash Balance                                                   19,435
                                                                    -----------
Ending Cash Balance                                                      27,578
                                                                    ===========

                                                                       UNAUDITED


                      Enron Development Piti Holdings Corp
                                Income Statement
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                             December YTD
                                                            --------------
 Operating Revenues
      Project revenues                                                        -
      Holding Co Fees
      Holding Co other revenue
 Total Revenues                                                               -

 Cost of Sales
      Project cost of sales                                                   -
      Holding Co cost of sales

 Total Cost of Sales                                                          -

 GROSS MARGIN                                                                 -

 Operating & Processing Expense
      Payroll
      Operation & maintenance                                               191
      Depreciation, depletion & amortization                                  -
      Taxes other than income                                                 -
      Other                                                                   -
                                                                    -----------
                          Total                                             191
                                                                    -----------

 OPERATING INCOME                                                          (191)

 Other Income (Deductions)
      Equity Earnings                                                       928
      Dividend and Interest income                                            1
      FX Gains/Losses                                                         -
      Gain (Loss) on sale of assets                                           -
      Other income (expense)                                                  -
                                                                    -----------
                          Total                                             929
                                                                    -----------

 INCOME BEFORE INTEREST & TAXES                                             738

 Interest Expense and Minority Interest
      Interest expense - Third Party                                          -
      Interco interest expense/(income)                                       -
      Minority Interest                                                       -
      Other
                                                                    -----------
                          Total                                               -
                                                                    -----------

 INCOME BEFORE INCOME TAXES                                                 738

 Income Taxes
      Payable currently                                                     153
      Payment deferred                                                      811
                                                                    -----------
                          Total                                             964
                                                                    -----------
 Gain(Loss) Exord Item/Chg in Acctg Prin                                      -
 NET INCOME                                                                (226)
                                                                    ===========

                                                                       UNAUDITED


                      Enron Development Piti Holdings Corp
                                 Balance Sheet
                            As of December 31, 2004
                                  ($Thousands)


Assets
     Current Assets
       Cash and Cash Investments                                            180
       Accounts Receivable - Trade                                            -
       Allowance for Uncollectible AR                                         -
       Notes Receivable - Trade                                               -
       Inventories                                                            -
       Prepayments                                                            -
       Miscellaneous current assets                                           -
                                                                    -----------
              Total Current Assets                                          180
                                                                    -----------
     Investments and Other Assets
       Investments in Unconsolidated Subs.                                    -
       Intercompany Receivable                                                -
       Miscellaneous investments and other assets                             3
                                                                    -----------
              Total Investments and Other Assets                              3
                                                                    -----------
     Plant                                                                    -
       Accumulated Depreciation                                               -
                                                                    -----------
              Net Plant                                                       -
                                                                    -----------
     Deferred Charges
       Deferred Tax Credits                                                   -
       Debt Expense                                                           -
       Miscellaneous Deferred Assets                                          -
                                                                    -----------
              Total Deferred Charges                                          -
                                                                    -----------
Total Assets                                                                183
                                                                    ===========

Liabilities and Shareholders' Equity
     Current Liabilities
       Short Term Borrowing                                                   -
       Current Portion of LT Debt                                             -
       Accounts Payable - Trade                                               -
       Accrued Taxes Payable                                                  -
       Accrued Interest                                                       -
       Miscellaneous current liabilities                                  2,649
                                                                    -----------
              Total Current Liabilities                                   2,649
                                                                    -----------
     Long - Term Debt
       Debt Payable                                                           -
       Debt Payable - Assoc. Co.                                              -
       Miscellaneous Long Term Debt
                                                                    -----------
              Total Long-Term Debt                                            -
                                                                    -----------
     Reserves & Other Noncurrent Liabilities
       Deferred Income Taxes                                                272
       Minority Interest                                                      -
       Miscellaneous Reserves & Other Noncurrent Liab.                    4,554
                                                                    -----------
              Total Reserves & Other Noncurrent Liab                      4,826
                                                                    -----------
       Intercompany Payable                                                 329
       Prepetition Intercompany                                         (17,622)
     Shareholders' Equity
       Common Stock                                                           1
       Premium on Capital Stock                                           9,552
       Retained Earnings                                                  6,016
       OCI                                                               (5,569)
       Cum. Foreign Currency Translation Adjmt                                -
                                                                    -----------
              Total Shareholders' Equity                                 10,000
                                                                    -----------
Total Liabilities and Shareholders' Equity                                  182
                                                                    ===========

                                                                       UNAUDITED


                      Enron Development Piti Holdings Corp
                                    Cashflow
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                             December YTD
                                                            --------------
Cash Flow from Operating Activities
Net Income                                                                 (226)
Items not affecting cash:
     Depreciation, depletion & amortization                                   -
     Levelization
     Deferred Income Taxes                                                  811
     Working Capital Changes
       Receivables                                                       19,193
       Payables                                                         (18,846)
       Accrued Taxes                                                          -
       Accrued Interest - Third Party                                         -
       Inventory                                                              -
       Prepayments                                                            -
       Other                                                                535
                                                                    -----------
       Total Working Capital Changes                                        882
     Equity Earnings                                                       (928)
     Equity/Partnership Distributions
     Minority Interest                                                        -
     Other Operating Activities                                            (359)

       Cash from Operating Activities                                       180

Cash Flows from Investing
     Proceeds from Sale of Investments
     Capital Expenditures
     Equity Investments
     Cash paid for Business Acquisitions
     Other Investing
                                                                    -----------
       Cash Flows from Investing                                              -

Cash Flow Before Financing Activities                                       180

Cash Flows from Financing
     Issuance of Long-Term Debt
     (Repayment) of Long-Term Debt
     Increase in Short-Term Borrowing
     (Decrease) in Short-Term Borrowing
     Stock (purchases) issuances
     Other Financing
       Dividends to Minority Interest
       Dividends to Parent Company
       Intercompany
       Other (please specify)
                                                                    -----------
       Cash Flows from Financing                                              -
Effect of Exchange Rate Changes
Net Cash Flow                                                               180

Beginning Cash Balance                                                        -
                                                                    -----------
Ending Cash Balance                                                         180
                                                                    ===========

                                                                       UNAUDITED


              Enron Europe Operations (Advisor) Ltd (also EWG Co.)
                                Income Statement
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                             December YTD
                                                            --------------
 Operating Revenues
      Project revenues                                                    1,548
      Holding Co Fees
      Holding Co other revenue
                                                                    -----------
 Total Revenues                                                           1,548

 Cost of Sales
      Project cost of sales                                                   -
      Holding Co cost of sales

                                                                    -----------
 Total Cost of Sales                                                          -

 GROSS MARGIN                                                             1,548

 Operating & Processing Expense
      Payroll
      Operation & maintenance                                                76
      Depreciation, depletion & amortization                                  -
      Taxes other than income                                                 -
      Other                                                                   -
                                                                    -----------
                          Total                                              76
                                                                    -----------

 OPERATING INCOME                                                         1,472

 Other Income (Deductions)
      Equity Earnings                                                         -
      Dividend and Interest income                                           31
      FX Gains/Losses                                                      (547)
      Gain (Loss) on sale of assets                                           -
      Other income (expense)                                                 67
                                                                    -----------
                          Total                                            (449)
                                                                    -----------

 INCOME BEFORE INTEREST & TAXES                                           1,023

 Interest Expense and Minority Interest
      Interest expense - Third Party                                          -
                                                                    -----------
      Interco interest expense/(income)                                      61
                                                                    -----------
      Minority Interest                                                       -
      Other
                          Total                                              61

 INCOME BEFORE INCOME TAXES                                                 962

 Income Taxes
      Payable currently                                                     288
      Payment deferred                                                        -
                                                                    -----------
                          Total                                             288
                                                                    -----------
 Gain(Loss) Exord Item/Chg in Acctg Prin                                      -
 NET INCOME                                                                 674
                                                                    ===========

                                                                       UNAUDITED


              Enron Europe Operations (Advisor) Ltd (also EWG Co.)
                                 Balance Sheet
                            As of December 31, 2004
                                  ($Thousands)


Assets
     Current Assets
       Cash and Cash Investments                                         4,587
       Accounts Receivable - Trade                                        (287)
       Allowance for Uncollectible AR                                   (1,950)
       Notes Receivable - Trade                                              -
       Inventories                                                           -
       Prepayments                                                           -
       Miscellaneous current assets                                         66
                                                                    -----------
              Total Current Assets                                       2,416
                                                                    -----------
     Investments and Other Assets
       Investments in Unconsolidated Subs.                               1,086
       Intercompany Receivable                                             854
       Miscellaneous investments and other assets                            1
                                                                    -----------
              Total Investments and Other Assets                         1,941
                                                                    -----------
     Plant                                                                   -
       Accumulated Depreciation                                              -
                                                                    -----------
              Net Plant                                                      -
                                                                    -----------
     Deferred Charges
       Deferred Tax Credits                                                  -
       Debt Expense                                                          -
       Miscellaneous Deferred Assets                                       (10)
                                                                    -----------
              Total Deferred Charges                                       (10)
                                                                    -----------
Total Assets                                                             4,347
                                                                    ===========

Liabilities and Shareholders' Equity
     Current Liabilities
       Short Term Borrowing                                                  -
       Current Portion of LT Debt                                            -
       Accounts Payable - Trade                                              -
       Accrued Taxes Payable                                               897
       Accrued Interest                                                      -
       Miscellaneous current liabilities                                    23
                                                                    -----------
              Total Current Liabilities                                    920
                                                                    -----------
     Long - Term Debt
       Debt Payable                                                          -
       Debt Payable - Assoc. Co.                                             -
       Miscellaneous Long Term Debt
                                                                    -----------
              Total Long-Term Debt                                           -
                                                                    -----------
     Reserves & Other Noncurrent Liabilities
       Deferred Income Taxes                                                (1)
       Minority Interest                                                     -
       Miscellaneous Reserves & Other Noncurrent Liab.                       -
              Total Reserves & Other Noncurrent Liab                        (1)
                                                                    -----------
       Intercompany Payable                                              3,086
                                                                    -----------
       Prepetition Intercompany                                           (267)
     Shareholders' Equity
       Common Stock                                                          -
       Premium on Capital Stock                                              -
       Retained Earnings                                                   734
       OCI                                                                   -
       Cum. Foreign Currency Translation Adjmt                            (126)
                                                                    -----------
              Total Shareholders' Equity                                   608
                                                                    -----------
Total Liabilities and Shareholders' Equity                               4,346
                                                                    ===========

                                                                       UNAUDITED


              Enron Europe Operations (Advisor) Ltd (also EWG Co.)
                                    Cashflow
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                           December YTD
                                                          --------------
Cash Flow from Operating Activities
Net Income                                                                673
Items not affecting cash:
     Depreciation, depletion & amortization                                 -
     Levelization
     Deferred Income Taxes                                                  -
     Working Capital Changes
       Receivables                                                        824
       Payables                                                            78
       Accrued Taxes                                                      346
       Accrued Interest - Third Party                                       -
       Inventory                                                            -
       Prepayments                                                          -
       Other                                                              (56)
                                                                    -----------
       Total Working Capital Changes                                    1,192
     Equity Earnings                                                        -
     Equity/Partnership Distributions
     Minority Interest                                                      -
     Other Operating Activities                                          (470)
                                                                    -----------

       Cash from Operating Activities                                   1,395

Cash Flows from Investing
     Proceeds from Sale of Investments
     Capital Expenditures
     Equity Investments
     Cash paid for Business Acquisitions
     Other Investing
                                                                    -----------
       Cash Flows from Investing                                            -

Cash Flow Before Financing Activities                                   1,395

Cash Flows from Financing
     Issuance of Long-Term Debt
     (Repayment) of Long-Term Debt
     Increase in Short-Term Borrowing
     (Decrease) in Short-Term Borrowing
     Stock (purchases) issuances
     Other Financing
       Dividends to Minority Interest
       Dividends to Parent Company
       Intercompany
       Other (please specify)
                                                                    -----------
       Cash Flows from Financing                                            -
Effect of Exchange Rate Changes
                                                                    -----------
Net Cash Flow                                                           1,395

Beginning Cash Balance                                                  3,192
                                                                    -----------

Ending Cash Balance                                                     4,587
                                                                    ===========

                                                                       UNAUDITED


                          Enron Power Philippines Corp
                                Income Statement
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                           December YTD
                                                          --------------
 Operating Revenues
      Project revenues                                                    662
      Holding Co Fees
      Holding Co other revenue
                                                                    -----------
 Total Revenues                                                           662

 Cost of Sales
      Project cost of sales                                                 -
      Holding Co cost of sales

                                                                    -----------
 Total Cost of Sales                                                        -

 GROSS MARGIN                                                             662

 Operating & Processing Expense
      Payroll
      Operation & maintenance                                             566
      Depreciation, depletion & amortization                               13
      Taxes other than income                                               -
      Other                                                                 -
                                                                    -----------
                          Total                                           579
                                                                    -----------

 OPERATING INCOME                                                          83

 Other Income (Deductions)
      Equity Earnings                                                   5,634
      Dividend and Interest income                                         10
      FX Gains/Losses                                                     (15)
      Gain (Loss) on sale of assets                                         -
      Other income (expense)                                          (69,975)
                                                                    -----------
                          Total                                       (64,346)
                                                                    -----------

 INCOME BEFORE INTEREST & TAXES                                       (64,263)

 Interest Expense and Minority Interest
      Interest expense - Third Party                                        -
      Interco interest expense/(income)                                    75
      Minority Interest                                                     -
      Other
                                                                    -----------
                          Total                                            75
                                                                    -----------

 INCOME BEFORE INCOME TAXES                                           (64,338)

 Income Taxes
      Payable currently                                                     7
      Payment deferred                                                      -
                                                                    -----------
                          Total                                             7
                                                                    -----------
 Gain(Loss) Exord Item/Chg in Acctg Prin                                    -
 NET INCOME                                                           (64,345)
                                                                    ===========

                                                                       UNAUDITED


                          Enron Power Philippines Corp
                                 Balance Sheet
                            As of December 31, 2004
                                  ($Thousands)


Assets
     Current Assets
       Cash and Cash Investments                                         6,375
       Accounts Receivable - Trade                                           -
       Allowance for Uncollectible AR                                        -
       Notes Receivable - Trade                                              -
       Inventories                                                           -
       Prepayments                                                          19
       Miscellaneous current assets                                     (1,505)
                                                                    -----------
              Total Current Assets                                       4,889
                                                                    -----------
     Investments and Other Assets
       Investments in Unconsolidated Subs.                               8,266
       Intercompany Receivable                                             321
       Miscellaneous investments and other assets                       17,575
                                                                    -----------
              Total Investments and Other Assets                        26,162
                                                                    -----------
     Plant                                                                 414
       Accumulated Depreciation                                            370
                                                                    -----------
              Net Plant                                                     44
                                                                    -----------
     Deferred Charges
       Deferred Tax Credits                                                  -
       Debt Expense                                                          -
       Miscellaneous Deferred Assets                                     2,402
                                                                    -----------
              Total Deferred Charges                                     2,402
                                                                    -----------
Total Assets                                                            33,497
                                                                    ===========

Liabilities and Shareholders' Equity
     Current Liabilities
       Short Term Borrowing                                                  -
       Current Portion of LT Debt                                            -
       Accounts Payable - Trade                                             31
       Accrued Taxes Payable                                               125
       Accrued Interest                                                      -
       Miscellaneous current liabilities                                 2,778
                                                                    -----------
              Total Current Liabilities                                  2,934
                                                                    -----------
     Long - Term Debt
       Debt Payable                                                          -
       Debt Payable - Assoc. Co.                                             -
       Miscellaneous Long Term Debt
                                                                    -----------
              Total Long-Term Debt                                           -
                                                                    -----------
     Reserves & Other Noncurrent Liabilities
       Deferred Income Taxes                                             2,347
       Minority Interest                                                     -
       Miscellaneous Reserves & Other Noncurrent Liab.                       -
                                                                    -----------
              Total Reserves & Other Noncurrent Liab                     2,347
                                                                    -----------
       Intercompany Payable                                                  -
       Prepetition Intercompany                                        (14,641)
     Shareholders' Equity
       Common Stock                                                          -
       Premium on Capital Stock                                         50,402
       Retained Earnings                                                (7,544)
       OCI                                                                   -
       Cum. Foreign Currency Translation Adjmt                               -
                                                                    -----------
              Total Shareholders' Equity                                42,858
                                                                    -----------
Total Liabilities and Shareholders' Equity                              33,498
                                                                    ===========

                                                                       UNAUDITED


                          Enron Power Philippines Corp
                                    Cashflow
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                           December YTD
                                                          --------------
Cash Flow from Operating Activities
Net Income                                                            (64,346)
Items not affecting cash:
     Depreciation, depletion & amortization                                13
     Levelization
     Deferred Income Taxes                                                  -
     Working Capital Changes
       Receivables                                                     (1,375)
       Payables                                                           151
       Accrued Taxes                                                   (2,186)
       Accrued Interest - Third Party                                       -
       Inventory                                                            -
       Prepayments                                                         26
       Other                                                               71
                                                                    -----------
       Total Working Capital Changes                                   (3,313)
     Equity Earnings                                                   (5,634)
     Equity/Partnership Distributions                                   9,200
     Minority Interest                                                      -
     Other Operating Activities                                        71,157
                                                                    -----------

       Cash from Operating Activities                                   7,077

Cash Flows from Investing
     Proceeds from Sale of Investments
     Capital Expenditures
     Equity Investments
     Cash paid for Business Acquisitions
     Other Investing
                                                                    -----------
       Cash Flows from Investing                                            -

Cash Flow Before Financing Activities                                   7,077

Cash Flows from Financing
     Issuance of Long-Term Debt
     (Repayment) of Long-Term Debt
     Increase in Short-Term Borrowing
     (Decrease) in Short-Term Borrowing
     Stock (purchases) issuances
     Other Financing
       Dividends to Minority Interest
       Dividends to Parent Company                                     (4,180)
       Intercompany
       Other (please specify)
                                                                    -----------
       Cash Flows from Financing                                       (4,180)
Effect of Exchange Rate Changes
                                                                    -----------
Net Cash Flow                                                           2,897

Beginning Cash Balance                                                  3,478
                                                                    -----------

Ending Cash Balance                                                     6,375
                                                                    ===========

                                                                       UNAUDITED


                              Enron Reserve 6 B.V.
                                Income Statement
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                           December YTD
                                                          --------------
 Operating Revenues
      Project revenues                                                      -
      Holding Co Fees
      Holding Co other revenue
                                                                    -----------
 Total Revenues                                                             -

 Cost of Sales
      Project cost of sales                                                 -
      Holding Co cost of sales

                                                                    -----------
 Total Cost of Sales                                                        -

 GROSS MARGIN                                                               -

 Operating & Processing Expense
      Payroll
      Operation & maintenance                                              17
      Depreciation, depletion & amortization                                -
      Taxes other than income                                               -
      Other                                                                 -
                                                                    -----------
                          Total                                            17
                                                                    -----------

 OPERATING INCOME                                                         (17)

 Other Income (Deductions)
      Equity Earnings                                                      59
      Dividend and Interest income                                          -
      FX Gains/Losses                                                      (6)
      Gain (Loss) on sale of assets                                         -
      Other income (expense)                                               (1)
                                                                    -----------
                          Total                                            52
                                                                    -----------

 INCOME BEFORE INTEREST & TAXES                                            35

 Interest Expense and Minority Interest
      Interest expense - Third Party                                        -
      Interco interest expense/(income)                                     -
      Minority Interest                                                     -
      Other
                                                                    -----------
                          Total                                             -
                                                                    -----------

 INCOME BEFORE INCOME TAXES                                                35

 Income Taxes
      Payable currently                                                    12
      Payment deferred                                                      -
                                                                    -----------
                          Total                                            12
                                                                    -----------
 Gain(Loss) Exord Item/Chg in Acctg Prin                                    -
                                                                    -----------
 NET INCOME                                                                23
                                                                    ===========

                                                                       UNAUDITED


                              Enron Reserve 6 B.V.
                                 Balance Sheet
                            As of December 31, 2004
                                  ($Thousands)


Assets
     Current Assets
       Cash and Cash Investments                                             3
       Accounts Receivable - Trade                                          (6)
       Allowance for Uncollectible AR                                        -
       Notes Receivable - Trade                                              -
       Inventories                                                           -
       Prepayments                                                           -
       Miscellaneous current assets                                          -
                                                                    -----------
              Total Current Assets                                          (3)
                                                                    -----------
     Investments and Other Assets
       Investments in Unconsolidated Subs.                                   -
       Intercompany Receivable                                               -
       Miscellaneous investments and other assets                           26
                                                                    -----------
              Total Investments and Other Assets                            26
                                                                    -----------
     Plant                                                                   -
       Accumulated Depreciation                                              -
                                                                    -----------
              Net Plant                                                      -
                                                                    -----------
     Deferred Charges
       Deferred Tax Credits                                                  -
       Debt Expense                                                          -
       Miscellaneous Deferred Assets                                         -
                                                                    -----------
              Total Deferred Charges                                         -
                                                                    -----------
Total Assets                                                                23
                                                                    ===========

Liabilities and Shareholders' Equity
     Current Liabilities
       Short Term Borrowing                                                  -
       Current Portion of LT Debt                                            -
       Accounts Payable - Trade                                              -
       Accrued Taxes Payable                                                 -
       Accrued Interest                                                      -
       Miscellaneous current liabilities                                     -
                                                                    -----------
              Total Current Liabilities                                      -
                                                                    -----------
     Long - Term Debt
       Debt Payable                                                          -
       Debt Payable - Assoc. Co.                                             -
       Miscellaneous Long Term Debt
              Total Long-Term Debt                                           -
     Reserves & Other Noncurrent Liabilities
       Deferred Income Taxes                                                 -
       Minority Interest                                                     -
       Miscellaneous Reserves & Other Noncurrent Liab.                       -
                                                                    -----------
              Total Reserves & Other Noncurrent Liab                         -
                                                                    -----------
       Intercompany Payable                                                 76
       Prepetition Intercompany                                              -
     Shareholders' Equity
       Common Stock                                                        119
       Premium on Capital Stock                                             22
       Retained Earnings                                                  (195)
       OCI                                                                   -
       Cum. Foreign Currency Translation Adjmt                               -
                                                                    -----------
              Total Shareholders' Equity                                   (54)
                                                                    -----------
Total Liabilities and Shareholders' Equity                                  22
                                                                    ===========

                                                                       UNAUDITED


                              Enron Reserve 6 B.V.
                                    Cashflow
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                           December YTD
                                                          --------------
Cash Flow from Operating Activities
Net Income                                                                 23
Items not affecting cash:
     Depreciation, depletion & amortization                                 -
     Levelization
     Deferred Income Taxes                                                  -
     Working Capital Changes
       Receivables                                                       (14)
       Payables                                                            48
       Accrued Taxes                                                        -
       Accrued Interest - Third Party                                       -
       Inventory                                                            -
       Prepayments                                                          -
       Other                                                                -
                                                                    -----------
       Total Working Capital Changes                                       34
     Equity Earnings                                                        -
     Equity/Partnership Distributions
     Minority Interest                                                      -
     Other Operating Activities                                           (56)
                                                                    -----------

       Cash from Operating Activities                                       1

Cash Flows from Investing
     Proceeds from Sale of Investments
     Capital Expenditures
     Equity Investments
     Cash paid for Business Acquisitions
     Other Investing
                                                                    -----------
       Cash Flows from Investing                                            -

Cash Flow Before Financing Activities                                       1

Cash Flows from Financing
     Issuance of Long-Term Debt
     (Repayment) of Long-Term Debt
     Increase in Short-Term Borrowing
     (Decrease) in Short-Term Borrowing
     Stock (purchases) issuances
     Other Financing
       Dividends to Minority Interest
       Dividends to Parent Company
       Intercompany
       Other (please specify)
                                                                    -----------
       Cash Flows from Financing                                            -
Effect of Exchange Rate Changes
                                                                    -----------
Net Cash Flow                                                               1

Beginning Cash Balance                                                      2
                                                                    -----------

Ending Cash Balance                                                         3
                                                                    ===========

                                                                       UNAUDITED


                       Prisma Energy Guatemala, Limitada
                                Income Statement
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                           December YTD
                                                          --------------
 Operating Revenues
      Project revenues                                                  3,664
      Holding Co Fees
      Holding Co other revenue
                                                                    -----------
 Total Revenues                                                         3,664

 Cost of Sales
      Project cost of sales                                                 -
      Holding Co cost of sales

 Total Cost of Sales                                                        -

 GROSS MARGIN                                                           3,664

 Operating & Processing Expense
      Payroll
      Operation & maintenance                                           2,338
      Depreciation, depletion & amortization                               75
      Taxes other than income                                               -
      Other                                                                 -
                                                                    -----------
                          Total                                         2,413
                                                                    -----------

 OPERATING INCOME                                                       1,251

 Other Income (Deductions)
      Equity Earnings                                                       -
      Dividend and Interest income                                         24
      FX Gains/Losses                                                     (14)
      Gain (Loss) on sale of assets                                         -
      Other income (expense)                                             (681)
                                                                    -----------
                          Total                                          (671)
                                                                    -----------

 INCOME BEFORE INTEREST & TAXES                                           580

 Interest Expense and Minority Interest
      Interest expense - Third Party                                        -
      Interco interest expense/(income)                                     -
      Minority Interest                                                     -
      Other
                                                                    -----------
                          Total                                             -
                                                                    -----------

 INCOME BEFORE INCOME TAXES                                               580

 Income Taxes
      Payable currently                                                   391
      Payment deferred                                                      -
                                                                    -----------
                          Total                                           391
                                                                    -----------
 Gain(Loss) Exord Item/Chg in Acctg Prin                                    -
 NET INCOME                                                               189
                                                                    ===========

                                                                       UNAUDITED


                      Enron Servicios Guatemala, Limitada
                                 Balance Sheet
                            As of December 31, 2004
                                  ($Thousands)


Assets
     Current Assets
       Cash and Cash Investments                                         3,587
       Accounts Receivable - Trade                                         189
       Allowance for Uncollectible AR                                        -
       Notes Receivable - Trade                                              -
       Inventories                                                           -
       Prepayments                                                           -
       Miscellaneous current assets                                        903
                                                                    -----------
              Total Current Assets                                       4,679
                                                                    -----------
     Investments and Other Assets
       Investments in Unconsolidated Subs.                                   -
       Intercompany Receivable                                               -
       Miscellaneous investments and other assets                           (1)
                                                                    -----------
              Total Investments and Other Assets                            (1)
                                                                    -----------
     Plant                                                                 433
       Accumulated Depreciation                                            274
                                                                    -----------
              Net Plant                                                    159
                                                                    -----------
     Deferred Charges
       Deferred Tax Credits                                                  -
       Debt Expense                                                          -
       Miscellaneous Deferred Assets                                         -
                                                                    -----------
              Total Deferred Charges                                         -
                                                                    -----------
Total Assets                                                             4,837
                                                                    ===========

Liabilities and Shareholders' Equity
     Current Liabilities
       Short Term Borrowing                                                  -
       Current Portion of LT Debt                                            -
       Accounts Payable - Trade                                            300
       Accrued Taxes Payable                                               574
       Accrued Interest                                                      -
       Miscellaneous current liabilities                                 1,736
                                                                    -----------
              Total Current Liabilities                                  2,610
                                                                    -----------
     Long - Term Debt
       Debt Payable                                                          -
       Debt Payable - Assoc. Co.                                             -
       Miscellaneous Long Term Debt
                                                                    -----------
              Total Long-Term Debt                                           -
                                                                    -----------
     Reserves & Other Noncurrent Liabilities
       Deferred Income Taxes                                                 -
       Minority Interest                                                     -
       Miscellaneous Reserves & Other Noncurrent Liab.                       -
                                                                    -----------
              Total Reserves & Other Noncurrent Liab                         -
                                                                    -----------
       Intercompany Payable                                              2,003
       Prepetition Intercompany                                          (874)
     Shareholders' Equity
       Common Stock                                                          6
       Premium on Capital Stock                                              -
       Retained Earnings                                                 1,092
       OCI                                                                   -
       Cum. Foreign Currency Translation Adjmt                               -
                                                                    -----------
              Total Shareholders' Equity                                 1,098
                                                                    -----------
Total Liabilities and Shareholders' Equity                               4,837
                                                                    ===========

                                                                       UNAUDITED


                      Enron Servicios Guatemala, Limitada
                                    Cashflow
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                           December YTD
                                                          --------------
Cash Flow from Operating Activities
Net Income                                                                189
Items not affecting cash:
     Depreciation, depletion & amortization                                75
     Levelization
     Deferred Income Taxes                                                  -
     Working Capital Changes
       Receivables                                                      2,445
       Payables                                                           251
       Accrued Taxes                                                      140
       Accrued Interest - Third Party                                       -
       Inventory                                                            -
       Prepayments                                                          -
       Other                                                                9
                                                                    -----------
       Total Working Capital Changes                                    2,845
     Equity Earnings                                                        -
     Equity/Partnership Distributions
     Minority Interest                                                      -
     Other Operating Activities                                          (222)
                                                                    -----------

       Cash from Operating Activities                                   2,887

Cash Flows from Investing
     Proceeds from Sale of Investments
     Capital Expenditures                                                 (17)
     Equity Investments
     Cash paid for Business Acquisitions
     Other Investing
                                                                    -----------
       Cash Flows from Investing                                          (17)

Cash Flow Before Financing Activities                                   2,870

Cash Flows from Financing
     Issuance of Long-Term Debt
     (Repayment) of Long-Term Debt
     Increase in Short-Term Borrowing
     (Decrease) in Short-Term Borrowing
     Stock (purchases) issuances
     Other Financing
       Dividends to Minority Interest
       Dividends to Parent Company                                     (1,115)
       Intercompany
       Other (please specify)
                                                                    -----------
       Cash Flows from Financing                                       (1,115)
Effect of Exchange Rate Changes
                                                                    -----------
Net Cash Flow                                                           1,755

Beginning Cash Balance                                                  1,831
                                                                    -----------

Ending Cash Balance                                                     3,587
                                                                    ===========

                                                                       UNAUDITED


                       Enron Subic Power Corp Philippines
                                Income Statement
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                           December YTD
                                                          --------------
 Operating Revenues
      Project revenues                                                      -
      Holding Co Fees
      Holding Co other revenue
                                                                    -----------
 Total Revenues                                                             -

 Cost of Sales
      Project cost of sales                                                 -
      Holding Co cost of sales

                                                                    -----------
 Total Cost of Sales                                                        -

 GROSS MARGIN                                                               -

 Operating & Processing Expense
      Payroll
      Operation & maintenance                                             103
      Depreciation, depletion & amortization                                5
      Taxes other than income                                               -
      Other                                                                 -
                                                                    -----------
                          Total                                           108
                                                                    -----------

 OPERATING INCOME                                                        (108)

 Other Income (Deductions)
      Equity Earnings                                                       -
      Dividend and Interest income                                          3
      FX Gains/Losses                                                       -
      Gain (Loss) on sale of assets                                         -
      Other income (expense)                                             (208)
                                                                    -----------
                          Total                                          (205)
                                                                    -----------

 INCOME BEFORE INTEREST & TAXES                                          (313)

 Interest Expense and Minority Interest
      Interest expense - Third Party                                        -
      Interco interest expense/(income)                                     -
      Minority Interest                                                     -
      Other
                                                                    -----------
                          Total                                             -
                                                                    -----------

 INCOME BEFORE INCOME TAXES                                              (313)

 Income Taxes
      Payable currently                                                     -
      Payment deferred                                                      -
                                                                    -----------
                          Total                                             -
                                                                    -----------
 Gain(Loss) Exord Item/Chg in Acctg Prin                                    -
 NET INCOME                                                              (313)
                                                                    ===========

                                                                       UNAUDITED


                       Enron Subic Power Corp Philippines
                                 Balance Sheet
                            As of December 31, 2004
                                  ($Thousands)


Assets
     Current Assets
       Cash and Cash Investments                                           780
       Accounts Receivable - Trade                                           -
       Allowance for Uncollectible AR                                        -
       Notes Receivable - Trade                                              -
       Inventories                                                           -
       Prepayments                                                           1
       Miscellaneous current assets                                         96
                                                                    -----------
              Total Current Assets                                         877
                                                                    -----------
     Investments and Other Assets
       Investments in Unconsolidated Subs.                                   -
       Intercompany Receivable                                               -
       Miscellaneous investments and other assets                            -
                                                                    -----------
              Total Investments and Other Assets                             -
                                                                    -----------
     Plant                                                                 268
       Accumulated Depreciation                                            248
                                                                    -----------
              Net Plant                                                     20
                                                                    -----------
     Deferred Charges
       Deferred Tax Credits                                                  -
       Debt Expense                                                          -
       Miscellaneous Deferred Assets                                        65
                                                                    -----------
              Total Deferred Charges                                        65
                                                                    -----------
Total Assets                                                               962
                                                                    ===========

Liabilities and Shareholders' Equity
     Current Liabilities
       Short Term Borrowing                                                  -
       Current Portion of LT Debt                                            -
       Accounts Payable - Trade                                              -
       Accrued Taxes Payable                                                 1
       Accrued Interest                                                      -
       Miscellaneous current liabilities                                   558
                                                                    -----------
              Total Current Liabilities                                    559
                                                                    -----------
     Long - Term Debt
       Debt Payable                                                          -
       Debt Payable - Assoc. Co.                                             -
       Miscellaneous Long Term Debt
                                                                    -----------
              Total Long-Term Debt                                           -
                                                                    -----------
     Reserves & Other Noncurrent Liabilities
       Deferred Income Taxes                                                24
       Minority Interest                                                     -
       Miscellaneous Reserves & Other Noncurrent Liab.                       -
                                                                    -----------
              Total Reserves & Other Noncurrent Liab                        24
                                                                    -----------
       Intercompany Payable                                                216
       Prepetition Intercompany                                           (212)
     Shareholders' Equity
       Common Stock                                                          -
       Premium on Capital Stock                                            500
       Retained Earnings                                                  (125)
       OCI                                                                   -
       Cum. Foreign Currency Translation Adjmt                               -
                                                                    -----------
              Total Shareholders' Equity                                   375
                                                                    -----------
Total Liabilities and Shareholders' Equity                                 962
                                                                    ===========

                                                                       UNAUDITED


                       Enron Subic Power Corp Philippines
                                    Cashflow
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                           December YTD
                                                          --------------
Cash Flow from Operating Activities
Net Income                                                               (313)
Items not affecting cash:
     Depreciation, depletion & amortization                                 5
     Levelization
     Deferred Income Taxes                                                  -
     Working Capital Changes
       Receivables                                                        577
       Payables                                                             -
       Accrued Taxes                                                        -
       Accrued Interest - Third Party                                       -
       Inventory                                                            -
       Prepayments                                                          -
       Other                                                             (108)
                                                                    -----------
       Total Working Capital Changes                                      469
     Equity Earnings                                                        -
     Equity/Partnership Distributions
     Minority Interest                                                      -
     Other Operating Activities                                          (213)
                                                                    -----------

       Cash from Operating Activities                                     (52)

Cash Flows from Investing
     Proceeds from Sale of Investments
     Capital Expenditures
     Equity Investments
     Cash paid for Business Acquisitions
     Other Investing
                                                                    -----------
       Cash Flows from Investing                                            -

Cash Flow Before Financing Activities                                     (52)

Cash Flows from Financing
     Issuance of Long-Term Debt
     (Repayment) of Long-Term Debt
     Increase in Short-Term Borrowing
     (Decrease) in Short-Term Borrowing
     Stock (purchases) issuances
     Other Financing
       Dividends to Minority Interest
       Dividends to Parent Company
       Intercompany
       Other (please specify)
                                                                    -----------
       Cash Flows from Financing                                            -
Effect of Exchange Rate Changes
                                                                    -----------
Net Cash Flow                                                             (52)

Beginning Cash Balance                                                    832
                                                                    -----------

Ending Cash Balance                                                       780
                                                                    ===========

                                                                       UNAUDITED


                       EPE - Empresa Produtora de Energia
                                Income Statement
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                           December YTD
                                                          --------------
 Operating Revenues
      Project revenues                                                115,785
      Holding Co Fees
      Holding Co other revenue
                                                                    -----------
 Total Revenues                                                       115,785

 Cost of Sales
      Project cost of sales                                            89,593
      Holding Co cost of sales

                                                                    -----------
 Total Cost of Sales                                                   89,593

 GROSS MARGIN                                                          26,192

 Operating & Processing Expense
      Payroll
      Operation & maintenance                                          13,567
      Depreciation, depletion & amortization                           14,591
      Taxes other than income                                               -
      Other                                                                 -
                                                                    -----------
                          Total                                        28,158
                                                                    -----------

 OPERATING INCOME                                                      (1,966)

 Other Income (Deductions)
      Equity Earnings                                                       -
      Dividend and Interest income                                          -
      FX Gains/Losses                                                     959
      Gain (Loss) on sale of assets                                         -
      Other income (expense)                                                -
                                                                    -----------
                          Total                                           959
                                                                    -----------

 INCOME BEFORE INTEREST & TAXES                                        (1,007)

 Interest Expense and Minority Interest
      Interest expense - Third Party                                    5,616
      Interco interest expense/(income)                                 8,784
      Minority Interest                                                     -
      Other
                                                                    -----------
                          Total                                        14,400
                                                                    -----------

 INCOME BEFORE INCOME TAXES                                           (15,407)

 Income Taxes
      Payable currently                                                     -
      Payment deferred                                                    992
                                                                    -----------
                          Total                                           992
                                                                    -----------
 Gain(Loss) Exord Item/Chg in Acctg Prin                                    -
 NET INCOME                                                           (16,399)
                                                                    ===========

                                                                       UNAUDITED


                       EPE - Empresa Produtora de Energia
                                 Balance Sheet
                            As of December 31, 2004
                                  ($Thousands)


Assets
     Current Assets
       Cash and Cash Investments                                        14,897
       Accounts Receivable - Trade                                      20,747
       Allowance for Uncollectible AR                                        -
       Notes Receivable - Trade                                              -
       Inventories                                                           -
       Prepayments                                                       1,613
       Miscellaneous current assets                                     19,449
                                                                    -----------
              Total Current Assets                                      56,706
                                                                    -----------
     Investments and Other Assets
       Investments in Unconsolidated Subs.                                   -
       Intercompany Receivable                                               -
       Miscellaneous investments and other assets                            -
                                                                    -----------
              Total Investments and Other Assets                             -
                                                                    -----------
     Plant                                                             295,888
       Accumulated Depreciation                                         66,523
                                                                    -----------
              Net Plant                                                229,365
                                                                    -----------
     Deferred Charges
       Deferred Tax Credits                                              4,291
       Debt Expense                                                          -
       Miscellaneous Deferred Assets                                         -
                                                                    -----------
              Total Deferred Charges                                     4,291
                                                                    -----------
Total Assets                                                           290,362
                                                                    ===========

Liabilities and Shareholders' Equity
     Current Liabilities
       Short Term Borrowing                                             88,223
       Current Portion of LT Debt                                            -
       Accounts Payable - Trade                                              -
       Accrued Taxes Payable                                            17,068
       Accrued Interest                                                      -
       Miscellaneous current liabilities                                    91
                                                                    -----------
              Total Current Liabilities                                105,382
                                                                    -----------
     Long - Term Debt
       Debt Payable                                                          -
       Debt Payable - Assoc. Co.                                             -
       Miscellaneous Long Term Debt
                                                                    -----------
              Total Long-Term Debt                                           -
                                                                    -----------
     Reserves & Other Noncurrent Liabilities
       Deferred Income Taxes                                                 -
       Minority Interest                                                     -
       Miscellaneous Reserves & Other Noncurrent Liab.                       -
                                                                    -----------
              Total Reserves & Other Noncurrent Liab                         -
                                                                    -----------
       Intercompany Payable                                            243,833
       Prepetition Intercompany                                              -
     Shareholders' Equity
       Common Stock                                                     93,170
       Premium on Capital Stock                                              -
       Retained Earnings                                              (152,023)
       OCI                                                                   -
       Cum. Foreign Currency Translation Adjmt                               -
                                                                    -----------
              Total Shareholders' Equity                               (58,853)
                                                                    -----------
Total Liabilities and Shareholders' Equity                             290,362
                                                                    ===========

                                                                       UNAUDITED


                       EPE - Empresa Produtora de Energia
                                    Cashflow
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                           December YTD
                                                          --------------
Cash Flow from Operating Activities
Net Income                                                            (16,399)
Items not affecting cash:
     Depreciation, depletion & amortization                            15,031
     Levelization
     Deferred Income Taxes                                                  -
     Working Capital Changes
       Receivables                                                        (69)
       Payables                                                        (1,360)
       Accrued Taxes                                                    1,989
       Accrued Interest - Third Party                                   3,264
       Inventory                                                            -
       Prepayments                                                          -
       Other                                                            4,337
                                                                    -----------
       Total Working Capital Changes                                    8,161
     Equity Earnings                                                        -
     Equity/Partnership Distributions
     Minority Interest                                                      -
     Other Operating Activities                                             -
                                                                    -----------

       Cash from Operating Activities                                   6,793

Cash Flows from Investing
     Proceeds from Sale of Investments
     Capital Expenditures                                              (1,229)
     Equity Investments
     Cash paid for Business Acquisitions
     Other Investing
                                                                    -----------
       Cash Flows from Investing                                       (1,229)

Cash Flow Before Financing Activities                                   5,564

Cash Flows from Financing
     Issuance of Long-Term Debt
     (Repayment) of Long-Term Debt
     Increase in Short-Term Borrowing
     (Decrease) in Short-Term Borrowing
     Stock (purchases) issuances
     Other Financing
       Dividends to Minority Interest
       Dividends to Parent Company
       Intercompany
       Other (please specify)                                            (806)
                                                                    -----------
       Cash Flows from Financing                                         (806)
Effect of Exchange Rate Changes
                                                                    -----------
Net Cash Flow                                                           4,758

Beginning Cash Balance                                                 10,066
                                                                    -----------

Ending Cash Balance                                                    14,897
                                                                    ===========

                                                                       UNAUDITED


                         Generacion Mediterranea S. A.
                                Income Statement
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                           December YTD
                                                          --------------
 Operating Revenues
      Project revenues                                                  8,603
      Holding Co Fees
      Holding Co other revenue
                                                                    -----------
 Total Revenues                                                         8,603

 Cost of Sales
      Project cost of sales                                             5,768
      Holding Co cost of sales

                                                                    -----------
 Total Cost of Sales                                                    5,768

 GROSS MARGIN                                                           2,835

 Operating & Processing Expense
      Payroll
      Operation & maintenance                                           1,383
      Depreciation, depletion & amortization                              287
      Taxes other than income                                             (73)
      Other                                                                 -
                                                                    -----------
                          Total                                         1,597
                                                                    -----------

 OPERATING INCOME                                                       1,238

 Other Income (Deductions)
      Equity Earnings                                                       -
      Dividend and Interest income                                         30
      FX Gains/Losses                                                      (2)
      Gain (Loss) on sale of assets                                        (8)
      Other income (expense)                                              (51)
                                                                    -----------
                          Total                                           (31)
                                                                    -----------

 INCOME BEFORE INTEREST & TAXES                                         1,207

 Interest Expense and Minority Interest
      Interest expense - Third Party                                        -
      Interco interest expense/(income)                                     -
      Minority Interest                                                     -
      Other
                                                                    -----------
                          Total                                             -
                                                                    -----------

 INCOME BEFORE INCOME TAXES                                             1,207

 Income Taxes
      Payable currently                                                    89
      Payment deferred                                                      -
                                                                    -----------
                          Total                                            89
                                                                    -----------
 Gain(Loss) Exord Item/Chg in Acctg Prin                                    -
 NET INCOME                                                             1,118
                                                                    ===========

                                                                       UNAUDITED


                         Generacion Mediterranea S. A.
                                 Balance Sheet
                            As of December 31, 2004
                                  ($Thousands)


Assets
     Current Assets
       Cash and Cash Investments                                         2,270
       Accounts Receivable - Trade                                       2,214
       Allowance for Uncollectible AR                                     (345)
       Notes Receivable - Trade                                              -
       Inventories                                                         468
       Prepayments                                                        (111)
       Miscellaneous current assets                                      1,880
                                                                    -----------
              Total Current Assets                                       6,376
                                                                    -----------
     Investments and Other Assets
       Investments in Unconsolidated Subs.                                   5
       Intercompany Receivable                                              57
       Miscellaneous investments and other assets                           69
                                                                    -----------
              Total Investments and Other Assets                           131
                                                                    -----------
     Plant                                                               3,872
       Accumulated Depreciation                                          1,460
                                                                    -----------
              Net Plant                                                  2,412
                                                                    -----------
     Deferred Charges
       Deferred Tax Credits                                                  -
       Debt Expense                                                          -
       Miscellaneous Deferred Assets                                         1
              Total Deferred Charges                                         1
                                                                    -----------
Total Assets                                                             8,920
                                                                    ===========

Liabilities and Shareholders' Equity
     Current Liabilities
       Short Term Borrowing                                                  -
       Current Portion of LT Debt                                            -
       Accounts Payable - Trade                                            100
       Accrued Taxes Payable                                               104
       Accrued Interest                                                      -
       Miscellaneous current liabilities                                 1,870
                                                                    -----------
              Total Current Liabilities                                  2,074
                                                                    -----------
     Long - Term Debt
       Debt Payable                                                          -
       Debt Payable - Assoc. Co.                                             -
       Miscellaneous Long Term Debt
                                                                    -----------
              Total Long-Term Debt                                           -
                                                                    -----------
     Reserves & Other Noncurrent Liabilities
       Deferred Income Taxes                                                 -
       Minority Interest                                                     -
       Miscellaneous Reserves & Other Noncurrent Liab.                       -
                                                                    -----------
              Total Reserves & Other Noncurrent Liab                         -
                                                                    -----------
       Intercompany Payable                                             24,279
       Prepetition Intercompany                                           (133)
     Shareholders' Equity
       Common Stock                                                         12
       Premium on Capital Stock                                         27,650
       Retained Earnings                                               (49,763)
       OCI                                                                   -
       Cum. Foreign Currency Translation Adjmt                           4,800
                                                                    -----------
              Total Shareholders' Equity                               (17,301)
                                                                    -----------
Total Liabilities and Shareholders' Equity                               8,919
                                                                    ===========

                                                                       UNAUDITED


                         Generacion Mediterranea S. A.
                                    Cashflow
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                           December YTD
                                                          --------------
Cash Flow from Operating Activities
Net Income                                                              1,118
Items not affecting cash:
     Depreciation, depletion & amortization                               287
     Levelization                                                           8
     Deferred Income Taxes                                                  -
     Working Capital Changes
       Receivables                                                       (564)
       Payables                                                            58
       Accrued Taxes                                                     (411)
       Accrued Interest - Third Party                                       -
       Inventory                                                         (265)
       Prepayments                                                        131
       Other                                                             (275)
                                                                    -----------
       Total Working Capital Changes                                   (1,326)
     Equity Earnings                                                        -
     Equity/Partnership Distributions
     Minority Interest                                                      -
     Other Operating Activities                                             -
                                                                    -----------

       Cash from Operating Activities                                      87

Cash Flows from Investing
     Proceeds from Sale of Investments
     Capital Expenditures                                                (101)
     Equity Investments
     Cash paid for Business Acquisitions
     Other Investing
       Cash Flows from Investing                                         (101)
                                                                    -----------

Cash Flow Before Financing Activities                                     (14)

Cash Flows from Financing
     Issuance of Long-Term Debt
     (Repayment) of Long-Term Debt
     Increase in Short-Term Borrowing
     (Decrease) in Short-Term Borrowing
     Stock (purchases) issuances
     Other Financing
       Dividends to Minority Interest
       Dividends to Parent Company
       Intercompany
       Other (please specify)
                                                                    -----------
       Cash Flows from Financing                                            -
Effect of Exchange Rate Changes                                           120
                                                                    -----------
Net Cash Flow                                                             106

Beginning Cash Balance                                                  2,166
                                                                    -----------

Ending Cash Balance                                                     2,270
                                                                    ===========

                                                                       UNAUDITED


                          Marianas Energy Company LLC
                                Income Statement
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                           December YTD
                                                          --------------
 Operating Revenues
      Project revenues                                                 27,350
      Holding Co Fees
      Holding Co other revenue
                                                                    -----------
 Total Revenues                                                        27,350

 Cost of Sales
      Project cost of sales                                                 -
      Holding Co cost of sales

                                                                    -----------
 Total Cost of Sales                                                        -

 GROSS MARGIN                                                          27,350

 Operating & Processing Expense
      Payroll                                                           2,383
      Operation & maintenance                                           3,760
      Depreciation, depletion & amortization                            7,850
      Taxes other than income                                               -
      Other (Insurance)                                                   731
                                                                    -----------
                          Total                                        14,723
                                                                    -----------

 OPERATING INCOME                                                      12,627

 Other Income (Deductions)
      Equity Earnings
      Dividend and Interest income                                        186
      FX Gains/Losses
      Gain (Loss) on sale of assets
      Other income (expense)
                                                                    -----------
                          Total                                           186
                                                                    -----------

 INCOME BEFORE INTEREST & TAXES                                        12,812

 Interest Expense and Minority Interest
      Interest expense - Third Party                                    9,939
      Interco interest expense/(income)
      Minority Interest
      Other
                                                                    -----------
                          Total                                         9,939
                                                                    -----------

 INCOME BEFORE INCOME TAXES                                             2,873

 Income Taxes
      Payable currently                                                     -
      Payment deferred                                                    991
                                                                    -----------
                          Total                                           991
                                                                    -----------
 Gain(Loss) Exord Item/Chg in Acctg Prin                                    -
 NET INCOME                                                             1,882
                                                                    ===========

                                                                       UNAUDITED


                          Marianas Energy Company LLC
                                 Balance Sheet
                            As of December 31, 2004
                                  ($Thousands)


Assets
     Current Assets
       Cash and Cash Investments                                        17,009
       Accounts Receivable - Trade                                       2,892
       Allowance for Uncollectible AR                                        -
       AR/Notes Receivable - Intercompany                                    -
       Notes Receivable - Trade                                              -
       Inventories                                                       2,287
       Prepayments                                                         661
       Miscellaneous current assets                                          -
                                                                    -----------
              Total Current Assets                                      22,849
                                                                    -----------
     Investments and Other Assets
       Investments in Unconsolidated Subs.                                   -
       Miscellaneous investments and other assets                            -
              Total Investments and Other Assets                             -
                                                                    -----------
     Plant                                                             151,395
       Accumulated Depreciation                                         45,841
                                                                    -----------
              Net Plant                                                105,554
                                                                    -----------
     Deferred Charges
       Deferred Tax Credits                                                 (0)
       Debt Expense                                                          -
       Miscellaneous Deferred Assets                                     9,588
                                                                    -----------
              Total Deferred Charges                                     9,587
                                                                    -----------
Total Assets                                                           137,991
                                                                    ===========

Liabilities and Shareholders' Equity
     Current Liabilities
       Short Term Borrowing                                                  -
       Current Portion of LT Debt                                            -
       AP/Notes Payable - Intercompany                                       -
       Accounts Payable - Trade                                          1,040
       Accrued Taxes Payable                                                 -
       Accrued Interest                                                      -
       Miscellaneous current liabilities                                 1,335
                                                                    -----------
              Total Current Liabilities                                  2,375
                                                                    -----------
     Long - Term Debt
       Debt Payable                                                    117,194
       Debt Payable - Assoc. Co.                                             -
       Miscellaneous Long Term Debt
                                                                    -----------
              Total Long-Term Debt                                     117,194
                                                                    -----------
     Reserves & Other Noncurrent Liabilities
       Deferred Income Taxes                                             7,042
       Minority Interest                                                     -
       Prepetition Intercompany
       Derivative Instrument                                            20,392
                                                                    -----------
              Total Reserves & Other Noncurrent Liab                    27,434
                                                                    -----------
     Shareholders' Equity
       Common Stock (Partners Equity)                                   19,106
       Distributions                                                   (23,072)
       Premium on Capital Stock                                              -
       Retained Earnings                                                 8,411
       OCI                                                             (13,459)
       Cum. Foreign Currency Translation Adjmt                               -
                                                                    -----------
              Total Shareholders' Equity                                (9,013)
                                                                    -----------
Total Liabilities and Shareholders' Equity                             137,990
                                                                    ===========

                                                                       UNAUDITED


                          Marianas Energy Company LLC
                                    Cashflow
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                           December YTD
                                                          --------------
Cash Flow from Operating Activities
Net Income                                                              1,882
Items not affecting cash:
     Depreciation, depletion & amortization                             7,850
     Levelization                                                           -
     Deferred Income Taxes                                                991
     Working Capital Changes
       Receivables                                                        309
       Payables                                                        (1,107)
       Accrued Taxes                                                        -
       Accrued Interest - Third Party                                  (2,524)
       Inventory                                                            -
       Prepayments                                                          -
       Other                                                             (345)
                                                                    -----------
       Total Working Capital Changes                                   (3,667)
     Equity Earnings                                                        -
     Equity/Partnership Distributions
     Minority Interest                                                      -
     Other Operating Activities                                             -
                                                                    -----------

       Cash from Operating Activities                                   7,056

Cash Flows from Investing
     Proceeds from Sale of Investments
     Capital Expenditures                                                (643)
     Equity Investments
     Cash paid for Business Acquisitions
     Other Investing
                                                                    -----------
       Cash Flows from Investing                                         (643)

Cash Flow Before Financing Activities                                   6,413

Cash Flows from Financing
     Issuance of Long-Term Debt
     (Repayment) of Long-Term Debt                                     (5,349)
     Increase in Short-Term Borrowing
     (Decrease) in Short-Term Borrowing
     Stock (purchases) issuances
     Other Financing
       Dividends to Minority Interest
       Dividends to Parent Company                                     (3,661)
       Intercompany
       Other (please specify)
                                                                    -----------
       Cash Flows from Financing                                       (9,010)
Effect of Exchange Rate Changes
                                                                    -----------
Net Cash Flow                                                          (2,597)

Beginning Cash Balance                                                 19,607
                                                                    -----------

Ending Cash Balance                                                    17,009
                                                                    ===========

                                                                       UNAUDITED


                        Prisma Energy International Inc
                                Income Statement
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                           December YTD
                                                          --------------
 Operating Revenues
      Project revenues                                                      -
      Holding Co Fees
      Holding Co other revenue
                                                                    -----------
 Total Revenues                                                             -

 Cost of Sales
      Project cost of sales                                                 -
      Holding Co cost of sales

                                                                    -----------
 Total Cost of Sales                                                        -

 GROSS MARGIN                                                               -

 Operating & Processing Expense
      Payroll
      Operation & maintenance                                          12,219
      Depreciation, depletion & amortization                                -
      Taxes other than income                                               -
      Other                                                                 -
                                                                    -----------
                          Total                                        12,219
                                                                    -----------

 OPERATING INCOME                                                     (12,219)

 Other Income (Deductions)
      Equity Earnings                                                 130,014
      Dividend and Interest income                                        140
      FX Gains/Losses                                                      87
      Gain (Loss) on sale of assets                                         -
      Other income (expense)                                              (24)
                                                                    -----------
                          Total                                       130,217
                                                                    -----------

 INCOME BEFORE INTEREST & TAXES                                       117,998

 Interest Expense and Minority Interest
      Interest expense - Third Party                                        -
      Interco interest expense/(income)                               (14,324)
      Minority Interest                                                     -
      Other
                                                                    -----------
                          Total                                       (14,324)
                                                                    -----------

 INCOME BEFORE INCOME TAXES                                           132,322

 Income Taxes
      Payable currently                                                     -
      Payment deferred                                                      -
                                                                    -----------
                          Total                                             -
                                                                    -----------
 Gain(Loss) Exord Item/Chg in Acctg Prin                                    -
 NET INCOME                                                           132,322
                                                                    ===========

                                                                       UNAUDITED


                        Prisma Energy International Inc
                                 Balance Sheet
                            As of December 31, 2004
                                  ($Thousands)


Assets
     Current Assets
       Cash and Cash Investments                                       64,023
       Accounts Receivable - Trade                                          -
       Allowance for Uncollectible AR                                       -
       Notes Receivable - Trade                                             -
       Inventories                                                          -
       Prepayments                                                          -
       Miscellaneous current assets                                     6,550
                                                                   -----------
              Total Current Assets                                     70,573
                                                                   -----------
     Investments and Other Assets
       Investments in Unconsolidated Subs.                                  -
       Intercompany Receivable                                        856,977
       Miscellaneous investments and other assets                     960,539
                                                                   -----------
              Total Investments and Other Assets                    1,817,516
                                                                   -----------
     Plant                                                                  -
       Accumulated Depreciation                                             -
                                                                   -----------
              Net Plant                                                     -
                                                                   -----------
     Deferred Charges
       Deferred Tax Credits                                                 -
       Debt Expense                                                         -
       Miscellaneous Deferred Assets                                        1
                                                                   -----------
              Total Deferred Charges                                        1
                                                                   -----------
Total Assets                                                        1,888,090
                                                                   ===========

Liabilities and Shareholders' Equity
     Current Liabilities
       Short Term Borrowing                                                 -
       Current Portion of LT Debt                                           -
       Accounts Payable - Trade                                             -
       Accrued Taxes Payable                                                1
       Accrued Interest                                                     -
       Miscellaneous current liabilities                                  525
                                                                   -----------
              Total Current Liabilities                                   526
                                                                   -----------
     Long - Term Debt
       Debt Payable                                                         -
       Debt Payable - Assoc. Co.                                            -
       Miscellaneous Long Term Debt
                                                                   -----------
              Total Long-Term Debt                                          -
                                                                   -----------
     Reserves & Other Noncurrent Liabilities
       Deferred Income Taxes                                                -
       Minority Interest                                                    -
       Miscellaneous Reserves & Other Noncurrent Liab.                      -
                                                                    -----------
              Total Reserves & Other Noncurrent Liab                        -
                                                                    -----------
       Intercompany Payable                                            26,398
       Prepetition Intercompany                                             -
     Shareholders' Equity
       Common Stock                                                         9
       Premium on Capital Stock                                     1,728,835
       Retained Earnings                                              132,322
       OCI                                                                  -
       Cum. Foreign Currency Translation Adjmt                              -
                                                                   -----------
              Total Shareholders' Equity                            1,861,166
                                                                   -----------
Total Liabilities and Shareholders' Equity                          1,888,090
                                                                   ===========

                                                                       UNAUDITED


                        Prisma Energy International Inc
                                    Cashflow
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                           December YTD
                                                          --------------
Cash Flow from Operating Activities
Net Income                                                            132,322
Items not affecting cash:
     Depreciation, depletion & amortization                                 -
     Levelization
     Deferred Income Taxes                                                  -
     Working Capital Changes
       Receivables                                                     (4,259)
       Payables                                                           (68)
       Accrued Taxes                                                        -
       Accrued Interest - Third Party                                       -
       Inventory                                                            -
       Prepayments                                                          -
       Other                                                              497
                                                                    -----------
       Total Working Capital Changes                                   (3,830)
     Equity Earnings                                                 (130,014)
     Distribution from consolidated subsidiaries                       15,192
     Minority Interest                                                      -
     Other Operating Activities                                         8,039
                                                                    -----------

       Cash from Operating Activities                                  21,709

Cash Flows from Investing
     Proceeds from Sale of Investments
     Capital Expenditures
     Equity Investments
     Cash paid for Business Acquisitions
     Other Investing                                                   42,314
                                                                    -----------
       Cash Flows from Investing                                       42,314

Cash Flow Before Financing Activities                                  64,023

Cash Flows from Financing
     Issuance of Long-Term Debt
     (Repayment) of Long-Term Debt
     Increase in Short-Term Borrowing
     (Decrease) in Short-Term Borrowing
     Stock (purchases) issuances
     Other Financing
       Dividends to Minority Interest
       Dividends to Parent Company
       Intercompany
       Other (please specify)
                                                                    -----------
       Cash Flows from Financing                                            -
Effect of Exchange Rate Changes
                                                                    -----------
Net Cash Flow                                                          64,023

Beginning Cash Balance                                                      -
                                                                    -----------

Ending Cash Balance                                                    64,023
                                                                    ===========

                                                                       UNAUDITED


                            Puerto Quetzal Power LLC
                                Income Statement
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                           December YTD
                                                          --------------
 Operating Revenues
      Project revenues                                                103,574
      Holding Co Fees
      Holding Co other revenue
                                                                    -----------
 Total Revenues                                                       103,574

 Cost of Sales
      Project cost of sales                                            53,385
      Holding Co cost of sales

                                                                    -----------
 Total Cost of Sales                                                   53,385

 GROSS MARGIN                                                          50,189

 Operating & Processing Expense
      Payroll
      Operation & maintenance                                          24,783
      Depreciation, depletion & amortization                            7,719
      Taxes other than income
      Other
                                                                    -----------
                          Total                                        32,502
                                                                    -----------

 OPERATING INCOME                                                      17,687

 Other Income (Deductions)
      Equity Earnings
      Dividend and Interest income
      FX Gains/Losses                                                     (31)
      Gain (Loss) on sale of assets
      Other income (expense)                                              696
                                                                    -----------
                          Total                                           665
                                                                    -----------

 INCOME BEFORE INTEREST & TAXES                                        18,352

 Interest Expense and Minority Interest
      Interest expense - Third Party                                    7,191
      Interco interest expense/(income)
      Minority Interest
      Other
                                                                    -----------
                          Total                                         7,191
                                                                    -----------

 INCOME BEFORE INCOME TAXES                                            11,161

 Income Taxes
      Payable currently
      Payment deferred                                                  4,877
                                                                    -----------
                          Total                                         4,877
                                                                    -----------
 Gain(Loss) Exord Item/Chg in Acctg Prin
 NET INCOME                                                             6,284
                                                                    ===========

                                                                       UNAUDITED


                            Puerto Quetzal Power LLC
                                 Balance Sheet
                            As of December 31, 2004
                                  ($Thousands)


Assets
     Current Assets
       Cash and Cash Investments                                       31,685
       Accounts Receivable - Trade                                      8,896
       Allowance for Uncollectible AR                                       -
       AR/Notes Receivable - Intercompany                                   -
       Notes Receivable - Trade                                             -
       Inventories                                                     10,355
       Prepayments                                                        769
       Miscellaneous current assets                                     6,159
                                                                    -----------
              Total Current Assets                                     57,864
                                                                    -----------
     Investments and Other Assets
       Investments in Unconsolidated Subs.                                  -
       Miscellaneous investments and other assets                           -
                                                                    -----------
              Total Investments and Other Assets                            -
                                                                    -----------
     Plant                                                            143,330
       Accumulated Depreciation                                        29,506
                                                                    -----------
              Net Plant                                               113,824
                                                                    -----------
     Deferred Charges
       Deferred Tax Credits                                                 -
       Debt Expense                                                         -
       Miscellaneous Deferred Assets                                    5,206
                                                                    -----------
              Total Deferred Charges                                    5,206
                                                                    -----------
Total Assets                                                          176,894
                                                                    ===========

Liabilities and Shareholders' Equity
     Current Liabilities
       Short Term Borrowing                                                 -
       Current Portion of LT Debt                                      10,696
       AP/Notes Payable - Intercompany                                      -
       Accounts Payable - Trade                                         3,729
       Accrued Taxes Payable                                              205
       Accrued Interest                                                   273
       Miscellaneous current liabilities                                5,749
                                                                    -----------
              Total Current Liabilities                                20,652
                                                                    -----------
     Long - Term Debt
       Debt Payable                                                    69,521
       Debt Payable - Assoc. Co.                                            -
       Miscellaneous Long Term Debt
                                                                    -----------
              Total Long-Term Debt                                     69,521
                                                                    -----------
     Reserves & Other Noncurrent Liabilities
       Deferred Income Taxes                                           21,511
       Minority Interest                                                    -
       Prepetition Intercompany                                             -
       Miscellaneous Reserves & Other Noncurrent Liab.                      -
                                                                    -----------
              Total Reserves & Other Noncurrent Liab                   21,511
                                                                    -----------
     Shareholders' Equity
       Common Stock                                                         -
       Premium on Capital Stock                                        49,638
       Retained Earnings                                               15,572
       OCI                                                                  -
       Cum. Foreign Currency Translation Adjmt                              -
                                                                    -----------
              Total Shareholders' Equity                               65,210
                                                                    -----------
Total Liabilities and Shareholders' Equity                            176,894
                                                                    ===========

                                                                       UNAUDITED


                            Puerto Quetzal Power LLC
                                    Cashflow
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                           December YTD
                                                          --------------
Cash Flow from Operating Activities
Net Income                                                              6,284
Items not affecting cash:
     Depreciation, depletion & amortization                             7,719
     Levelization
     Deferred Income Taxes                                              4,877
     Working Capital Changes
       Receivables                                                     (2,533)
       Payables                                                        (1,378)
       Accrued Taxes                                                      863
       Accrued Interest - Third Party
       Inventory                                                         (741)
       Prepayments
       Other                                                            1,871
                                                                    -----------
       Total Working Capital Changes                                   (1,918)
     Equity Earnings
     Equity/Partnership Distributions
     Minority Interest
     Other Operating Activities

                                                                    -----------
       Cash from Operating Activities                                  16,962

Cash Flows from Investing
     Proceeds from Sale of Investments
     Capital Expenditures                                                (395)
     Equity Investments
     Cash paid for Business Acquisitions
     Other Investing
                                                                    -----------
       Cash Flows from Investing                                         (395)

Cash Flow Before Financing Activities                                  16,567

Cash Flows from Financing
     Issuance of Long-Term Debt
     (Repayment) of Long-Term Debt                                    (10,696)
     Increase in Short-Term Borrowing
     (Decrease) in Short-Term Borrowing
     Stock (purchases) issuances
     Other Financing                                                   (1,443)
       Dividends to Minority Interest
       Dividends to Parent Company                                     (7,088)
       Intercompany
       Other (please specify)
                                                                    -----------
       Cash Flows from Financing                                      (19,227)
Effect of Exchange Rate Changes
                                                                    -----------
Net Cash Flow                                                          (2,660)

Beginning Cash Balance                                                 34,345
                                                                    -----------

Ending Cash Balance                                                    31,685
                                                                    ===========

                                                                       UNAUDITED


                                 Sarlux, s.r.l.
                                Income Statement
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                          December YTD
                                                         --------------
 Operating Revenues
      Project revenues                                                496,814
      Holding Co Fees
      Holding Co other revenue
                                                                    -----------
 Total Revenues                                                       496,814

 Cost of Sales
      Project cost of sales                                           322,400
      Holding Co cost of sales

                                                                    -----------
 Total Cost of Sales                                                  322,400

 GROSS MARGIN                                                         174,415

 Operating & Processing Expense
      Payroll
      Operation & maintenance                                               -
      Depreciation, depletion & amortization                           52,197
      Taxes other than income                                               -
      Other                                                            15,040
                                                                    -----------
                          Total                                        67,237
                                                                    -----------

 OPERATING INCOME                                                     107,178

 Other Income (Deductions)
      Equity Earnings                                                       -
      Dividend and Interest income                                      4,630
      FX Gains/Losses                                                       -
      Gain (Loss) on sale of assets                                         -
      Other income (expense)                                                -
                                                                    -----------
                          Total                                         4,630
                                                                    -----------

 INCOME BEFORE INTEREST & TAXES                                       111,808

 Interest Expense and Minority Interest
      Interest expense - Third Party                                   25,723
      Interco interest expense/(income)                                     -
      Minority Interest                                                     -
      Other                                                            12,143
                                                                    -----------
                          Total                                        37,866
                                                                    -----------

 INCOME BEFORE INCOME TAXES                                            73,943

 Income Taxes
      Payable currently                                                51,519
      Payment deferred                                                (22,593)
                                                                    -----------
                          Total                                        28,927
                                                                    -----------
 Gain(Loss) Exord Item/Chg in Acctg Prin                                    -
 NET INCOME                                                            45,016
                                                                    ===========

                                                                       UNAUDITED


                                 Sarlux, s.r.l
                                 Balance Sheet
                            As of December 31, 2004
                                  ($Thousands)


Assets
     Current Assets
       Cash and Cash Investments                                       192,014
       Accounts Receivable - Trade                                     108,402
       Allowance for Uncollectible AR                                        -
       AR/Notes Receivable - Intercompany
       Notes Receivable - Trade                                              -
       Inventories                                                      31,721
       Prepayments                                                     166,824
       Miscellaneous current assets                                     16,424
                                                                    -----------
              Total Current Assets                                     515,384
                                                                    -----------
     Investments and Other Assets
       Investments in Unconsolidated Subs.                                   -
       Miscellaneous investments and other assets                            -
                                                                    -----------
              Total Investments and Other Assets                             -
                                                                    -----------
     Plant                                                             999,931
       Accumulated Depreciation                                        211,420
                                                                    -----------
              Net Plant                                                788,510
                                                                    -----------
     Deferred Charges
       Deferred Tax Credits                                            133,424
       Debt Expense                                                     10,660
       Miscellaneous Deferred Assets                                    22,556
                                                                    -----------
              Total Deferred Charges                                   166,641
                                                                    -----------
Total Assets                                                         1,470,536
                                                                    ===========

Liabilities and Shareholders' Equity
     Current Liabilities
       Short Term Borrowing                                                  -
       Current Portion of LT Debt                                      128,730
       AP/Notes Payable - Intercompany                                       -
       Accounts Payable - Trade                                         75,866
       Accrued Taxes Payable                                            55,339
       Accrued Interest                                                      -
       Miscellaneous current liabilities                                57,885
                                                                    -----------
              Total Current Liabilities                                317,820
                                                                    -----------
     Long - Term Debt
       Debt Payable                                                    644,490
       Debt Payable - Assoc. Co.                                             -
       Miscellaneous Long Term Debt                                      7,853
                                                                    -----------
              Total Long-Term Debt                                     652,343
                                                                    -----------
     Reserves & Other Noncurrent Liabilities
       Deferred Income Taxes                                             5,505
       Minority Interest                                                     -
       Deferred Revenue                                                300,907
       Miscellaneous Reserves & Other Noncurrent Liab.                   1,773
                                                                    -----------
              Total Reserves & Other Noncurrent Liab                   308,185
                                                                    -----------
     Shareholders' Equity
       Common Stock                                                     26,111
       Premium on Capital Stock                                        143,011
       Retained Earnings                                                54,718
       OCI                                                              (4,885)
       Cum. Foreign Currency Translation Adjmt                         (26,768)
                                                                    -----------
              Total Shareholders' Equity                               192,187
                                                                    -----------
Total Liabilities and Shareholders' Equity                           1,470,535
                                                                    ===========

                                                                       UNAUDITED


                                 Sarlux, s.r.l
                                    Cashflow
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                           December YTD
                                                          --------------
Cash Flow from Operating Activities
Net Income                                                             45,016
Items not affecting cash:
     Depreciation, depletion & amortization                            52,197
     Levelization                                                           -
     Deferred Income Taxes                                            (22,593)
     Working Capital Changes
       Receivables                                                     27,931
       Payables                                                        24,646
       Accrued Taxes                                                   55,339
       Accrued Interest - Third Party                                       -
       Inventory                                                       (3,569)
       Prepayments                                                    (29,040)
       Other                                                          (18,797)
                                                                    -----------
       Total Working Capital Changes                                   56,511
     Equity Earnings                                                        -
     Equity/Partnership Distributions
     Minority Interest                                                      -
     Other Operating Activities                                       116,684

       Cash from Operating Activities                                 247,815

Cash Flows from Investing
     Proceeds from Sale of Investments
     Capital Expenditures                                            (225,249)
     Equity Investments
     Cash paid for Business Acquisitions
     Other Investing
                                                                    -----------
       Cash Flows from Investing                                     (225,249)

Cash Flow Before Financing Activities                                  22,565

Cash Flows from Financing
     Issuance of Long-Term Debt
     (Repayment) of Long-Term Debt                                    (51,997)
     Increase in Short-Term Borrowing
     (Decrease) in Short-Term Borrowing
     Stock (purchases) issuances
     Other Financing
       Dividends to Minority Interest
       Dividends to Parent Company                                    (71,423)
       Intercompany
       Other (please specify)
                                                                    -----------
       Cash Flows from Financing                                     (123,420)
Effect of Exchange Rate Changes                                       115,708
                                                                    -----------
Net Cash Flow                                                          14,853

Beginning Cash Balance                                                177,160
                                                                    -----------

Ending Cash Balance                                                   192,014
                                                                    ===========

                                                                       UNAUDITED


               SII Enerji ve Uretim Limited Sirketi(EWG Company)
                                Income Statement
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                           December YTD
                                                          --------------
 Operating Revenues
      Project revenues                                                    290
      Holding Co Fees
      Holding Co other revenue
                                                                    -----------
 Total Revenues                                                           290

 Cost of Sales
      Project cost of sales                                                 -
      Holding Co cost of sales

                                                                    -----------
 Total Cost of Sales                                                        -

 GROSS MARGIN                                                             290

 Operating & Processing Expense
      Payroll
      Operation & maintenance                                          (1,317)
      Depreciation, depletion & amortization                                -
      Taxes other than income                                           1,569
      Other                                                                 -
                                                                    -----------
                          Total                                           252
                                                                    -----------

 OPERATING INCOME                                                          38

 Other Income (Deductions)
      Equity Earnings                                                       -
      Dividend and Interest income                                          -
      FX Gains/Losses                                                     (38)
      Gain (Loss) on sale of assets                                         -
      Other income (expense)                                              (76)
                                                                    -----------
                          Total                                          (114)
                                                                    -----------

 INCOME BEFORE INTEREST & TAXES                                           (76)

 Interest Expense and Minority Interest
      Interest expense - Third Party                                        -
      Interco interest expense/(income)                                     -
      Minority Interest                                                     -
      Other
                                                                    -----------
                          Total                                             -
                                                                    -----------

 INCOME BEFORE INCOME TAXES                                               (76)

 Income Taxes
      Payable currently                                                     -
      Payment deferred                                                      -
                                                                    -----------
                          Total                                             -
                                                                    -----------
 Gain(Loss) Exord Item/Chg in Acctg Prin                                    -
 NET INCOME                                                               (76)
                                                                    ===========

                                                                       UNAUDITED


               SII Enerji ve Uretim Limited Sirketi(EWG Company)
                                 Balance Sheet
                            As of December 31, 2004
                                  ($Thousands)


Assets
     Current Assets
       Cash and Cash Investments                                           599
       Accounts Receivable - Trade                                        (273)
       Allowance for Uncollectible AR                                        -
       Notes Receivable - Trade                                              -
       Inventories                                                           -
       Prepayments                                                         124
       Miscellaneous current assets                                         (1)
                                                                    -----------
              Total Current Assets                                         449
                                                                    -----------
     Investments and Other Assets
       Investments in Unconsolidated Subs.                                   -
       Intercompany Receivable                                             141
       Miscellaneous investments and other assets                            -
                                                                    -----------
              Total Investments and Other Assets                           141
                                                                    -----------
     Plant                                                                   -
       Accumulated Depreciation                                              -
                                                                    -----------
              Net Plant                                                      -
                                                                    -----------
     Deferred Charges
       Deferred Tax Credits                                                  -
       Debt Expense                                                          -
       Miscellaneous Deferred Assets                                        20
                                                                    -----------
              Total Deferred Charges                                        20
                                                                    -----------
Total Assets                                                               610
                                                                    ===========

Liabilities and Shareholders' Equity
     Current Liabilities
       Short Term Borrowing                                                  -
       Current Portion of LT Debt                                            -
       Accounts Payable - Trade                                            177
       Accrued Taxes Payable                                               240
       Accrued Interest                                                      -
       Miscellaneous current liabilities                                   169
                                                                    -----------
              Total Current Liabilities                                    586
                                                                    -----------
     Long - Term Debt
       Debt Payable                                                          -
       Debt Payable - Assoc. Co.                                             -
       Miscellaneous Long Term Debt
              Total Long-Term Debt                                           -
     Reserves & Other Noncurrent Liabilities
       Deferred Income Taxes                                                 -
       Minority Interest                                                     -
       Miscellaneous Reserves & Other Noncurrent Liab.                       -
                                                                    -----------
              Total Reserves & Other Noncurrent Liab                         -
                                                                    -----------
       Intercompany Payable                                                  -
       Prepetition Intercompany                                              -
     Shareholders' Equity
       Common Stock                                                         38
       Premium on Capital Stock                                              -
       Retained Earnings                                                   (14)
       OCI                                                                   -
       Cum. Foreign Currency Translation Adjmt                               -
                                                                    -----------
              Total Shareholders' Equity                                    24
                                                                    -----------
Total Liabilities and Shareholders' Equity                                 610
                                                                    ===========

                                                                       UNAUDITED


               SII Enerji ve Uretim Limited Sirketi(EWG Company)
                                    Cashflow
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                           December YTD
                                                          --------------
Cash Flow from Operating Activities
Net Income                                                                (76)
Items not affecting cash:
     Depreciation, depletion & amortization                                 -
     Levelization
     Deferred Income Taxes                                                  -
     Working Capital Changes
       Receivables                                                        139
       Payables                                                           158
       Accrued Taxes                                                        -
       Accrued Interest - Third Party                                       -
       Inventory                                                            -
       Prepayments                                                        (27)
       Other                                                              135
                                                                    -----------
       Total Working Capital Changes                                      405
     Equity Earnings                                                        -
     Equity/Partnership Distributions
     Minority Interest                                                      -
     Other Operating Activities                                             -
                                                                    -----------

       Cash from Operating Activities                                     329

Cash Flows from Investing
     Proceeds from Sale of Investments
     Capital Expenditures
     Equity Investments
     Cash paid for Business Acquisitions
     Other Investing
                                                                    -----------
       Cash Flows from Investing                                            -

Cash Flow Before Financing Activities                                     329

Cash Flows from Financing
     Issuance of Long-Term Debt
     (Repayment) of Long-Term Debt
     Increase in Short-Term Borrowing
     (Decrease) in Short-Term Borrowing
     Stock (purchases) issuances
     Other Financing
       Dividends to Minority Interest
       Dividends to Parent Company
       Intercompany
       Other (please specify)
                                                                    -----------
       Cash Flows from Financing                                            -
Effect of Exchange Rate Changes
                                                                    -----------
Net Cash Flow                                                             329

Beginning Cash Balance                                                    270
                                                                    -----------

Ending Cash Balance                                                       599
                                                                    ===========

                                                                       UNAUDITED


                 Smith/Enron Cogenerations Limited Partnership
                                Income Statement
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                           December YTD
                                                          --------------
 Operating Revenues
      Project revenues                                                 60,799
      Holding Co Fees
      Holding Co other revenue
                                                                    -----------
 Total Revenues                                                        60,799

 Cost of Sales
      Project cost of sales                                            34,161
      Holding Co cost of sales

                                                                    -----------
 Total Cost of Sales                                                   34,161

 GROSS MARGIN                                                          26,638

 Operating & Processing Expense
      Payroll
      Operation & maintenance                                          13,343
      Depreciation, depletion & amortization                            3,306
      Taxes other than income                                               -
      Other                                                                 -
                                                                    -----------
                          Total                                        16,649
                                                                    -----------

 OPERATING INCOME                                                       9,989

 Other Income (Deductions)
      Equity Earnings                                                       -
      Dividend and Interest income                                          -
      FX Gains/Losses                                                       -
      Gain (Loss) on sale of assets                                         -
      Other income (expense)                                             (441)
                                                                    -----------
                          Total                                          (441)
                                                                    -----------

 INCOME BEFORE INTEREST & TAXES                                         9,548

 Interest Expense and Minority Interest
      Interest expense - Third Party                                      198
      Interco interest expense/(income)                                 9,350
      Minority Interest                                                     -
      Other
                                                                    -----------
                          Total                                         9,548
                                                                    -----------

 INCOME BEFORE INCOME TAXES                                                 -

 Income Taxes
      Payable currently                                                     -
      Payment deferred                                                      -
                                                                    -----------
                          Total                                             -
                                                                    -----------
 Gain(Loss) Exord Item/Chg in Acctg Prin                                    -
 NET INCOME                                                                 -
                                                                    ===========

                                                                       UNAUDITED


                 Smith/Enron Cogenerations Limited Partnership
                                 Balance Sheet
                            As of December 31, 2004
                                  ($Thousands)


Assets
     Current Assets
       Cash and Cash Investments                                        15,230
       Accounts Receivable - Trade                                      63,452
       Allowance for Uncollectible AR                                 (20,736)
       AR/Notes Receivable - Intercompany                                    -
       Notes Receivable - Trade                                              -
       Inventories                                                       5,817
       Prepayments                                                       2,219
       Miscellaneous current assets                                      6,498
                                                                    -----------
              Total Current Assets                                      72,480
                                                                    -----------
     Investments and Other Assets
       Investments in Unconsolidated Subs.                                   -
       Miscellaneous investments and other assets                            -
                                                                    -----------
              Total Investments and Other Assets                             -
                                                                    -----------
     Plant                                                             198,856
       Accumulated Depreciation                                        127,792
                                                                    -----------
              Net Plant                                                 71,064
                                                                    -----------
     Deferred Charges
       Deferred Tax Credits                                                  -
       Debt Expense                                                          -
       Miscellaneous Deferred Assets                                    10,306
                                                                    -----------
              Total Deferred Charges                                    10,306
                                                                    -----------
Total Assets                                                           153,851
                                                                    ===========

Liabilities and Shareholders' Equity
     Current Liabilities
       Short Term Borrowing                                                  -
       Current Portion of LT Debt                                       13,487
       AP/Notes Payable - Intercompany                                       -
       Accounts Payable - Trade                                         16,775
       Accrued Taxes Payable                                                 -
       Accrued Interest                                                    300
       Miscellaneous current liabilities                                    18
                                                                    -----------
              Total Current Liabilities                                 30,580
                                                                    -----------
     Long - Term Debt
       Debt Payable                                                     14,761
       Debt Payable - Assoc. Co.                                             -
       Miscellaneous Long Term Debt
                                                                    -----------
              Total Long-Term Debt                                      14,761
                                                                    -----------
     Reserves & Other Noncurrent Liabilities
       Deferred Income Taxes                                                 -
       Minority Interest                                                     -
       Prepetition Intercompany                                              -
       Miscellaneous Reserves & Other Noncurrent Liab.                  13,816
                                                                    -----------
              Total Reserves & Other Noncurrent Liab                    13,816
                                                                    -----------
       Intercompany Payable                                             94,694
     Shareholders' Equity
       Common Stock                                                          -
       Premium on Capital Stock                                         51,078
       Retained Earnings                                              (51,078)
       OCI                                                                   -
       Cum. Foreign Currency Translation Adjmt                               -
                                                                    -----------
              Total Shareholders' Equity                                     -
                                                                    -----------
Total Liabilities and Shareholders' Equity                             153,851
                                                                    ===========

                                                                       UNAUDITED


                 Smith/Enron Cogenerations Limited Partnership
                                    Cashflow
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                           December YTD
                                                          --------------
Cash Flow from Operating Activities
Net Income                                                                  -
Items not affecting cash:
     Depreciation, depletion & amortization                             3,306
     Levelization
     Deferred Income Taxes                                                  -
     Working Capital Changes
       Receivables                                                     (6,697)
       Payables                                                        11,910
       Accrued Taxes                                                        -
       Accrued Interest - Third Party                                  (2,639)
       Inventory                                                       (3,863)
       Prepayments                                                      1,258
       Other                                                                -
                                                                    -----------
       Total Working Capital Changes                                      (31)
     Equity Earnings                                                        -
     Equity/Partnership Distributions
     Minority Interest                                                      -
     Other Operating Activities                                        26,775
                                                                    -----------

       Cash from Operating Activities                                  30,050

Cash Flows from Investing
     Proceeds from Sale of Investments
     Capital Expenditures                                                (214)
     Equity Investments
     Cash paid for Business Acquisitions
     Other Investing
                                                                    -----------
       Cash Flows from Investing                                         (214)

Cash Flow Before Financing Activities                                  29,836

Cash Flows from Financing
     Issuance of Long-Term Debt
     (Repayment) of Long-Term Debt                                    (24,337)
     Increase in Short-Term Borrowing
     (Decrease) in Short-Term Borrowing
     Stock (purchases) issuances
     Other Financing
       Dividends to Minority Interest
       Dividends to Parent Company
       Intercompany
       Other (please specify)
                                                                    -----------
       Cash Flows from Financing                                      (24,337)
Effect of Exchange Rate Changes
                                                                    -----------
Net Cash Flow                                                           5,499

Beginning Cash Balance                                                  9,731
                                                                    -----------

Ending Cash Balance                                                    15,230
                                                                    ===========

                                                                       UNAUDITED


                      Smith/Enron O&M Limited Partnership
                                Income Statement
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                           December YTD
                                                          --------------
 Operating Revenues
      Project revenues                                                  9,883
      Holding Co Fees
      Holding Co other revenue
                                                                    -----------
 Total Revenues                                                         9,883

 Cost of Sales
      Project cost of sales
      Holding Co cost of sales

                                                                    -----------
 Total Cost of Sales                                                        -

 GROSS MARGIN                                                           9,883

 Operating & Processing Expense
      Payroll                                                           1,758
      Operation & maintenance                                           3,901
      Depreciation, depletion & amortization
      Taxes other than income
      Other (Santo Domingo office exp)                                  1,121
                                                                    -----------
                          Total                                         6,780
                                                                    -----------

 OPERATING INCOME                                                       3,103

 Other Income (Deductions)
      Equity Earnings
      Dividend and Interest income                                         72
      FX Gains/Losses                                                     (36)
      Gain (Loss) on sale of assets
      Other income (expense)
                                                                    -----------
                          Total                                            36
                                                                    -----------

 INCOME BEFORE INTEREST & TAXES                                         3,139

 Interest Expense and Minority Interest
      Interest expense - Third Party                                        -
      Interco interest expense/(income)                                     -
      Minority Interest                                                     -
      Other
                                                                    -----------
                          Total                                             -
                                                                    -----------

 INCOME BEFORE INCOME TAXES                                             3,139

 Income Taxes
      Payable currently                                                     -
      Payment deferred                                                      -
                                                                    -----------
                          Total                                             -
                                                                    -----------
 Gain(Loss) Exord Item/Chg in Acctg Prin                                    -
 NET INCOME                                                             3,139
                                                                    ===========

                                                                       UNAUDITED


                      Smith/Enron O&M Limited Partnership
                                 Balance Sheet
                            As of December 31, 2004
                                  ($Thousands)


Assets
     Current Assets
       Cash and Cash Investments                                        6,199
       Accounts Receivable - Trade                                        290
       Allowance for Uncollectible AR                                       -
       AR/Notes Receivable - Intercompany                              17,565
       Notes Receivable - Trade                                             -
       Inventories                                                          -
       Prepayments                                                         75
       Miscellaneous current assets                                         -
                                                                    -----------
              Total Current Assets                                     24,129
                                                                    -----------
     Investments and Other Assets
       Investments in Unconsolidated Subs.                                  -
       Miscellaneous investments and other assets                           -
                                                                    -----------
              Total Investments and Other Assets                            -
                                                                    -----------
     Plant                                                                  -
       Accumulated Depreciation                                             -
                                                                    -----------
              Net Plant                                                     -
                                                                    -----------
     Deferred Charges
       Deferred Tax Credits                                                 -
       Debt Expense                                                         -
       Miscellaneous Deferred Assets                                        -
                                                                    -----------
              Total Deferred Charges                                        -
                                                                    -----------
Total Assets                                                           24,129
                                                                    ===========

Liabilities and Shareholders' Equity
     Current Liabilities
       Short Term Borrowing                                                 -
       Current Portion of LT Debt                                           -
       AP/Notes Payable - Intercompany                                      -
       Accounts Payable - Trade                                           430
       Accrued Taxes Payable                                                9
       Accrued Interest                                                     -
       Miscellaneous current liabilities                                  242
                                                                    -----------
              Total Current Liabilities                                   681
                                                                    -----------
     Long - Term Debt
       Debt Payable                                                         -
       Debt Payable - Assoc. Co.                                            -
       Miscellaneous Long Term Debt
                                                                    -----------
              Total Long-Term Debt                                          -
                                                                    -----------
     Reserves & Other Noncurrent Liabilities
       Deferred Income Taxes                                                -
       Minority Interest                                                    -
       Prepetition Intercompany                                             -
       Miscellaneous Reserves & Other Noncurrent Liab.                      -
                                                                    -----------
              Total Reserves & Other Noncurrent Liab                        -
                                                                    -----------
     Shareholders' Equity
       Common Stock                                                         -
       Premium on Capital Stock                                             -
       Retained Earnings                                               23,448
       OCI                                                                  -
       Cum. Foreign Currency Translation Adjmt                              -
                                                                    -----------
              Total Shareholders' Equity                               23,448
                                                                    -----------
Total Liabilities and Shareholders' Equity                             24,129
                                                                    ===========

                                                                       UNAUDITED


                      Smith/Enron O&M Limited Partnership
                                    Cashflow
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                           December YTD
                                                          --------------
Cash Flow from Operating Activities
Net Income                                                              3,139
Items not affecting cash:
     Depreciation, depletion & amortization                                 -
     Levelization
     Deferred Income Taxes                                                  -
     Working Capital Changes
       Receivables                                                     (4,072)
       Payables                                                            45
       Accrued Taxes                                                       11
       Accrued Interest - Third Party                                       -
       Inventory                                                            -
       Prepayments                                                          -
       Other                                                               12
                                                                    -----------
       Total Working Capital Changes                                   (4,004)
     Equity Earnings                                                        -
     Equity/Partnership Distributions
     Minority Interest                                                      -
     Other Operating Activities                                             -
                                                                    -----------

       Cash from Operating Activities                                    (865)

Cash Flows from Investing
     Proceeds from Sale of Investments
     Capital Expenditures
     Equity Investments
     Cash paid for Business Acquisitions
     Other Investing
                                                                    -----------
       Cash Flows from Investing                                            -

Cash Flow Before Financing Activities                                    (865)

Cash Flows from Financing
     Issuance of Long-Term Debt
     (Repayment) of Long-Term Debt
     Increase in Short-Term Borrowing
     (Decrease) in Short-Term Borrowing
     Stock (purchases) issuances
     Other Financing
       Dividends to Minority Interest
       Dividends to Parent Company
       Intercompany
       Other (please specify)
                                                                    -----------
       Cash Flows from Financing                                            -
Effect of Exchange Rate Changes
                                                                    -----------
Net Cash Flow                                                           (865)

Beginning Cash Balance                                                  7,064
                                                                    -----------

Ending Cash Balance                                                     6,199
                                                                    ===========

                                                                       UNAUDITED


                                Subic Power Corp
                                Income Statement
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                           December YTD
                                                          --------------
 Operating Revenues
      Project revenues                                                 32,413
      Holding Co Fees
      Holding Co other revenue
                                                                    -----------
 Total Revenues                                                        32,413

 Cost of Sales
      Project cost of sales
      Holding Co cost of sales

                                                                    -----------
 Total Cost of Sales                                                        -

 GROSS MARGIN                                                          32,413

 Operating & Processing Expense
      Payroll                                                           1,056
      Operation & maintenance                                           4,564
      Depreciation, depletion & amortization                            9,977
      Taxes other than income                                              14
      Other                                                               757
                                                                    -----------
                          Total                                        16,368
                                                                    -----------

 OPERATING INCOME                                                      16,046

 Other Income (Deductions)
      Equity Earnings
      Dividend and Interest income                                        534
      FX Gains/Losses                                                      (2)
      Gain (Loss) on sale of assets                                        (0)
      Other income (expense)                                             (575)
                                                                    -----------
                          Total                                           (44)
                                                                    -----------

 INCOME BEFORE INTEREST & TAXES                                        16,002

 Interest Expense and Minority Interest
      Interest expense - Third Party                                    3,439
      Interco interest expense/(income)                                   276
      Minority Interest
      Other
                                                                    -----------
                          Total                                         3,716
                                                                    -----------

 INCOME BEFORE INCOME TAXES                                            12,286

 Income Taxes
      Payable currently                                                 1,018
      Payment deferred                                                      -
                                                                    -----------
                          Total                                         1,018
                                                                    -----------
 Gain(Loss) Exord Item/Chg in Acctg Prin
 NET INCOME                                                            11,268
                                                                    ===========

                                                                       UNAUDITED


                                Subic Power Corp
                                 Balance Sheet
                            As of December 31, 2004
                                  ($Thousands)


Assets
     Current Assets
       Cash and Cash Investments                                        11,897
       Accounts Receivable - Trade                                       7,000
       Allowance for Uncollectible AR                                    (897)
       AR/Notes Receivable - Intercompany                                    -
       Notes Receivable - Trade
       Inventories                                                       2,105
       Prepayments                                                         296
       Miscellaneous current assets                                         45
                                                                    -----------
              Total Current Assets                                      20,446
                                                                    -----------
     Investments and Other Assets
       Investments in Unconsolidated Subs.
       Miscellaneous investments and other assets
              Total Investments and Other Assets                             -
                                                                    -----------
     Plant                                                             147,926
       Accumulated Depreciation                                        108,270
                                                                    -----------
              Net Plant                                                 39,657
                                                                    -----------
     Deferred Charges
       Deferred Tax Credits
       Debt Expense
       Miscellaneous Deferred Assets                                       395
                                                                    -----------
              Total Deferred Charges                                       395
                                                                    -----------
Total Assets                                                            60,498
                                                                    ===========

Liabilities and Shareholders' Equity
     Current Liabilities
       Short Term Borrowing
       Current Portion of LT Debt                                        7,241
       AP/Notes Payable - Intercompany                                     588
       Accounts Payable - Trade                                            196
       Accrued Taxes Payable                                               343
       Accrued Interest                                                    238
       Miscellaneous current liabilities                                 1,462
                                                                    -----------
              Total Current Liabilities                                 10,068
                                                                    -----------
     Long - Term Debt
       Debt Payable                                                      2,494
       Debt Payable - Assoc. Co.                                        21,724
       Miscellaneous Long Term Debt
                                                                    -----------
              Total Long-Term Debt                                      24,218
                                                                    -----------
     Reserves & Other Noncurrent Liabilities
       Deferred Income Taxes                                               615
       Minority Interest
       Prepetition Intercompany
       Miscellaneous Reserves & Other Noncurrent Liab.                   1,143
                                                                    -----------
              Total Reserves & Other Noncurrent Liab                     1,758
                                                                    -----------
     Shareholders' Equity
       Common Stock                                                      8,234
       Preferred Stock                                                   8,172
       Premium on Capital Stock                                          7,755
       Retained Earnings                                                   292
       OCI
       Cum. Foreign Currency Translation Adjmt
                                                                    -----------
              Total Shareholders' Equity                                24,454
                                                                    -----------
Total Liabilities and Shareholders' Equity                              60,498
                                                                    ===========

                                                                       UNAUDITED


                                Subic Power Corp
                                    Cashflow
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                           December YTD
                                                          --------------
Cash Flow from Operating Activities
Net Income                                                             11,268
Items not affecting cash:
     Depreciation, depletion & amortization                             9,977
     Levelization
     Deferred Income Taxes                                                  -
     Working Capital Changes
       Receivables                                                     (2,134)
       Payables                                                            91
       Accrued Taxes                                                       46
       Accrued Interest - Third Party                                       -
       Inventory
       Prepayments
       Other                                                           (1,350)
                                                                    -----------
       Total Working Capital Changes                                   (3,347)
     Equity Earnings
     Equity/Partnership Distributions
     Minority Interest
     Other Operating Activities
                                                                    -----------

       Cash from Operating Activities                                  17,898

Cash Flows from Investing
     Proceeds from Sale of Investments
     Capital Expenditures                                              (1,519)
     Equity Investments
     Cash paid for Business Acquisitions
     Other Investing
                                                                    -----------
       Cash Flows from Investing                                       (1,519)

Cash Flow Before Financing Activities                                  16,379

Cash Flows from Financing
     Issuance of Long-Term Debt                                        (7,742)
     (Repayment) of Long-Term Debt
     Increase in Short-Term Borrowing
     (Decrease) in Short-Term Borrowing
     Stock (purchases) issuances
     Other Financing
       Dividends to Minority Interest
       Dividends to Parent Company                                    (11,900)
       Intercompany
       Other (please specify)
                                                                    -----------
       Cash Flows from Financing                                      (19,642)
                                                                    -----------
Effect of Exchange Rate Changes
Net Cash Flow                                                          (3,263)

Beginning Cash Balance                                                 15,160
                                                                    -----------

Ending Cash Balance                                                    11,897
                                                                    ===========

                                                                       UNAUDITED


                     Trakya Elektrik Uretin ve Ticaret A.S.
                                Income Statement
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                           December YTD
                                                          --------------
 Operating Revenues
      Project revenues                                                267,178
      Holding Co Fees
      Holding Co other revenue
                                                                    -----------
 Total Revenues                                                       267,178

 Cost of Sales
      Project cost of sales                                           143,753
      Holding Co cost of sales
                                                                    -----------
 Total Cost of Sales                                                  143,753

 GROSS MARGIN                                                         123,425

 Operating & Processing Expense
      Payroll
      Operation & maintenance                                          23,692
      Depreciation, depletion & amortization                           27,252
      Taxes other than income                                               -
      Other                                                                 -
                                                                    -----------
                          Total                                        50,944
                                                                    -----------

 OPERATING INCOME                                                      72,481

 Other Income (Deductions)
      Equity Earnings                                                       -
      Dividend and Interest income                                      1,270
      FX Gains/Losses                                                       -
      Gain (Loss) on sale of assets                                         -
      Other income (expense)                                            4,354
                                                                    -----------
                          Total                                         5,624
                                                                    -----------

 INCOME BEFORE INTEREST & TAXES                                        78,105

 Interest Expense and Minority Interest
      Interest expense - Third Party                                   20,923
      Interco interest expense/(income)                                     -
      Minority Interest                                                     -
      Other
                                                                    -----------
                          Total                                        20,923
                                                                    -----------

 INCOME BEFORE INCOME TAXES                                            57,182

 Income Taxes
      Payable currently                                                42,316
      Payment deferred                                                (20,658)
                                                                    -----------
                          Total                                        21,658
                                                                    -----------
 Gain(Loss) Exord Item/Chg in Acctg Prin                                    -
 NET INCOME                                                            35,524
                                                                    ===========

                                                                       UNAUDITED


                     Trakya Elektrik Uretin ve Ticaret A.S.
                                 Balance Sheet
                            As of December 31, 2004
                                  ($Thousands)


Assets
     Current Assets
       Cash and Cash Investments                                       121,969
       Accounts Receivable - Trade                                      31,729
       Allowance for Uncollectible AR                                        -
       Notes Receivable - Trade                                              -
       Inventories                                                      15,431
       Prepayments                                                       4,463
       Miscellaneous current assets                                          -
                                                                    -----------
              Total Current Assets                                     173,592
                                                                    -----------
     Investments and Other Assets
       Investments in Unconsolidated Subs.                                   -
       Intercompany Receivable                                             563
       Miscellaneous investments and other assets                            -
                                                                    -----------
              Total Investments and Other Assets                           563
                                                                    -----------
     Plant                                                             530,178
       Accumulated Depreciation                                        179,354
                                                                    -----------
              Net Plant                                                350,824
                                                                    -----------
     Deferred Charges
       Deferred Tax Credits                                            172,653
       Debt Expense                                                          -
       Miscellaneous Deferred Assets                                         -
                                                                    -----------
              Total Deferred Charges                                   172,653
                                                                    -----------
Total Assets                                                           697,632
                                                                    ===========

Liabilities and Shareholders' Equity
     Current Liabilities
       Short Term Borrowing                                             48,798
       Current Portion of LT Debt                                            -
       Accounts Payable - Trade                                         76,210
       Accrued Taxes Payable                                                 -
       Accrued Interest                                                  3,898
       Miscellaneous current liabilities                                 9,748
                                                                    -----------
              Total Current Liabilities                                138,654
                                                                    -----------
     Long - Term Debt
       Debt Payable                                                    139,091
       Debt Payable - Assoc. Co.                                             -
       Miscellaneous Long Term Debt
                                                                    -----------
              Total Long-Term Debt                                     139,091
                                                                    -----------
     Reserves & Other Noncurrent Liabilities
       Deferred Income Taxes                                                 -
       Minority Interest                                                     -
       Deferred revenue                                                516,535
       Miscellaneous Reserves & Other Noncurrent Liab.                   7,381
                                                                    -----------
              Total Reserves & Other Noncurrent Liab                   523,916
                                                                    -----------
       Intercompany Payable                                             84,087
       Prepetition Intercompany                                              -
     Shareholders' Equity
       Common Stock                                                          -
       Premium on Capital Stock                                        115,427
       Retained Earnings                                              (301,000)
       OCI                                                              (2,543)
       Cum. Foreign Currency Translation Adjmt                               -
                                                                    -----------
              Total Shareholders' Equity                              (188,116)
                                                                    -----------
Total Liabilities and Shareholders' Equity                             697,632
                                                                    ===========

                                                                       UNAUDITED


                     Trakya Elektrik Uretin ve Ticaret A.S.
                                    Cashflow
                      For the Year Ended December 31, 2004
                                  ($Thousands)


                                                           December YTD
Cash Flow from Operating Activities
Net Income                                                             35,524
Items not affecting cash:
     Depreciation, depletion & amortization                            27,255
     Levelization
     Deferred Income Taxes                                            (20,659)
     Working Capital Changes
       Receivables                                                      2,773
       Payables                                                        (1,750)
       Accrued Taxes                                                  (15,013)
       Accrued Interest - Third Party                                       -
       Inventory                                                            -
       Prepayments                                                          -
       Other                                                              690
                                                                    -----------
       Total Working Capital Changes                                  (13,300)
     Equity Earnings                                                        -
     Equity/Partnership Distributions
     Minority Interest                                                      -
     Other Operating Activities                                        97,106
                                                                    -----------

       Cash from Operating Activities                                 125,926

Cash Flows from Investing
     Proceeds from Sale of Investments
     Capital Expenditures                                                (272)
     Equity Investments
     Cash paid for Business Acquisitions
     Other Investing
                                                                    -----------
       Cash Flows from Investing                                         (272)

Cash Flow Before Financing Activities                                 125,654

Cash Flows from Financing
     Issuance of Long-Term Debt
     (Repayment) of Long-Term Debt                                    (46,363)
     Increase in Short-Term Borrowing
     (Decrease) in Short-Term Borrowing                                (5,942)
     Stock (purchases) issuances
     Dividends paid (Prisma HQ to shareholders)
     Other Financing
       Dividends to Minority Interest
       Dividends to Parent Company                                   (109,000)
       Intercompany
       Other (please specify)
                                                                    -----------
       Cash Flows from Financing                                     (161,305)
Effect of Exchange Rate Changes
                                                                    -----------
Net Cash Flow                                                         (35,651)

Beginning Cash Balance                                                157,620
                                                                    -----------

Ending Cash Balance                                                   121,969
                                                                    ===========

Zond Panaero
I 2004 Income Statement
Income Tax Basis
(Unaudited)

                                                For the Twelve Months Ended
                                                     December 31, 2004
                                                ---------------------------
                Revenue

 Electricity Sales                                             3,610,832.44

 Interest Income                                                   5,144.32

 Other Income
                                                ---------------------------
                                                               3,615,976.76
                                                ---------------------------
            Operation Expenses

General O&M                                                      839,402.47

Insurance                                                        174,294.64

Property Taxes                                                    86,048.61

Franchise Tax                                                        800.00

Royalty & Easement                                               208,657.02

Other G&A
 Management Fee                                                   83,462.81
 Outside Services                                                181,512.00


 Miscellaneous Expenses
 Franchise Tax
 Bank Charges
 Storm WaterPermit                                                   830.00
 Miscellaneous Expenses                                                   -


Depreciation                                                       3,127.92

Interest Expense                                                   2,241.07

                                                ---------------------------
Total Operating Expense                                        1,580,376.54
                                                ---------------------------


                                                ---------------------------
Net Income (loss)                                              2,035,600.22
                                                ===========================

Zond Panaero I
December 31, 2004 Balance Sheet
Tax Basis
(Unaudited)
                                                     December 31 ,2004
                                                ---------------------------

                Assets
Current Assets

Cash-JP Morgan Chase                                           301,442.29

Cash-JP Morgan Chase                                            (3,200.00)

Cash-Compass Bank                                            2,305,144.32

Accounts Receivable-Intercompany                               401,373.09

Accounts Receivable-Third Party                                         -

Prepaid Property Tax                                            44,092.65

Prepaid Insurance                                                       -

                                                ---------------------------
Total Current Assets                                         3,048,852.35

Property, Plant and Equipment                               49,659,838.63
Accumulated Depreciation                                   (43,444,689.01)
                                                ---------------------------
Total Property,Plant and Equipment, Net                      6,215,149.62
                                                ---------------------------


                                                ---------------------------
Total Assets                                                 9,264,001.97
                                                ===========================

            Liabilities & Members' Equity

Current Liabilities

Accounts Payable - Third Party                                 243,409.00

Accounts Payable - Intercompany                                295,749.19

Current Portion of Notes Payable - Intercompany                         -

Accrued Interest Payable - Intercompany                      4,264,789.91

                                                ---------------------------
Total Current Liabilities                                    4,803,948.10
                                                ---------------------------

                                                ---------------------------
Members' Equity                                              4,460,053.87
                                                ---------------------------


                                                ---------------------------
       Total Liabilities & Members' Equity                   9,264,001.97
                                                ===========================

Zond - Panaero Windsystem Partners II
2004 Income Statement
Income Tax Basis
(Unaudited)

                                                For the Twelve Months Ended
Revenues                                             December 31, 2004
                                                ---------------------------

 Electricity Sales                                            1,961,510.20

 Interest Income                                                  3,197.71
                                                ---------------------------
                                                              1,964,707.91
                                                ---------------------------
Operation Expenses

General O&M                                                     460,654.81

Insurance                                                        95,763.24

Property Taxes                                                   45,119.18

Franchise Tax                                                       800.00

Easement                                                        116,687.94

Other G&A
 Management Fee                                                  46,675.18
 Outside Services                                                15,751.00
 Storm Water Permit                                                 830.00
 Misc. Expense                                                       (0.05)

Depreciation (tax basis)                                          1,686.24

                                                ---------------------------
Total Operating Expenses                                        783,967.54
                                                ---------------------------

                                                ---------------------------
Net Income                                                    1,180,740.37
                                                ---------------------------

Zond - Panaero Windsystem Partners II
December 31, 2004 Balance Sheet
Income Tax Basis
(Unaudited)
                                                     December 31, 2004
                                                ---------------------------

                Assets
Current Assets
Cash-JPMorgan                                                   324,869.90

Cash-JPMorgan                                                            -

Cash-Compass bank                                             1,303,197.71

A/R-Intercompany                                                206,411.41

A/R-Third Party                                                      87.93
                                                ---------------------------
Allowance for Doubtful Accounts
A/R -Third Party (Net)                                               87.93

Prepaid Property Tax                                             23,532.86

Prepaid Insurance                                                    (0.00)

Total Current Assets                                          1,858,099.81

Building                                                         53,028.30
Accumulated Depreciation                                        (21,837.48)
                                                ---------------------------
Total Building, Net                                              31,190.82

Property, Plant and Equipment                                26,229,581.81
Accumulated Depreciation                                    (22,958,899.00)
                                                ---------------------------
Total Property,Plant and Equipment, Net                       3,270,682.81



                                                ---------------------------
Total Assets                                                  5,159,973.44
                                                ===========================

Liabilities & Members' Equity

Current Liabilities

Accounts Payable-Third Party                                    134,563.57

Accounts Payable-Intercompany                                   163,444.22

Note Payable-Principal                                                   -

Note Payable-Interest                                           830,059.96


Total Current Liabilities                                     1,128,067.75

Members' Equity                                               4,031,905.69

                                                ---------------------------
Total Liabilities & Members' Equity                           5,159,973.44
                                                ===========================

Zond Windsystems Partners LTD Series 85A
2004 Income Statement
(Unaudited)

                                                For the Twelve Months Ended
                Revenues                             December 31, 2004
                                                ---------------------------

 Electricity Sales                                            1,284,485.50

 Interest Income                                                  2,021.36
                                                ---------------------------
                                                              1,286,506.86
                                                ---------------------------
Operation Expenses

General O&M
 Misc. Site Maintenance                                         539,731.64
 Backfeed Electricity                                            16,051.64

Insurance                                                       119,960.80

Property Taxes                                                   52,660.20

Easement                                                         45,679.17

Other G&A
 Management Fee                                                  38,534.57
 Outside Service-Accounting                                       9,118.00
 Misc. Other Expenses                                             7,733.85
 Franchise Taxes                                                  1,600.00

                                                ---------------------------
Total Operating Expenses                                        831,069.86
                                                ---------------------------


                                                ---------------------------
Net Income (loss)                                               455,437.00
                                                ===========================

Zond Windsystems Partners LTD Series 85A
2004 Balance Sheet
(Unaudited)
                                                     December 31, 2004
                                                ---------------------------

                Assets
Current Assets

Cash                                                            437,462.35

A/R-Third Party                                                 100,642.74

Prepaid Property Tax                                             24,900.72

Total Current Assets                                            563,005.80

Property, Plant and Equipment                                27,276,000.00
Accumulated Depreciation                                    (23,916,000.00)
                                                ---------------------------
Total Property,Plant and Equipment, Net                       3,360,000.00


                                                ---------------------------
Total Assets                                                  3,923,005.80
                                                ===========================

            Liabilities & Members' Equity

Current Liabilities

Accounts Payable-Third Party                                    161,926.04

Accounts Payable-Intercompany                                   127,809.52

Note Payable-Principal                                          846,707.05

Note Payable-Interest                                         5,321,672.71

Total Current Liabilities                                     6,458,115.31


Members' Equity                                              (2,535,109.51)

                                                ---------------------------
        Total Liabilities & Members' Equity                   3,923,005.80
                                                ===========================

Zond Windsystems Partners LTD Series 85B
2004 Income Statement
(Unaudited)

                                                For the Twelve Months Ended
                Revenues                             December 31, 2004
                                                ---------------------------

 Electricity Sales                                            2,131,686.67

 Other Income                                                       300.00

 Interest Income                                                  3,405.07

                                                ---------------------------
                                                              2,135,391.74
                                                ---------------------------
Operation Expenses

General O&M
 Misc. Site Maintenance                                         808,680.06
 Backfeed Electricity                                            25,244.57

Insurance                                                       179,941.20

Property Taxes                                                   83,553.86

Easement                                                         32,243.99

Other G&A
 Management Fee                                                  63,950.60
 Outside Service-Accounting                                      12,515.00
 Misc. Other Expenses                                            11,601.13
 Franchise Taxes                                                  1,404.80



                                                ---------------------------
Total Operating Expenses                                      1,219,135.20
                                                ---------------------------


                                                ---------------------------
Net Income (loss)                                               916,256.54
                                                ===========================

Zond Windsystems Partners LTD Series 85B
2004 Balance Sheet
(Unaudited)
                                                     December 31, 2004
                                                ---------------------------

                      Assets
Current Assets

Cash                                                            355,058.09

A/R-Intercompany                                                    594.01

A/R-Third Party                                                 394,271.62

Prepaid Property Tax                                             39,079.71

Total Current Assets                                            789,003.43

Property, Plant and Equipment                                41,161,500.00
Accumulated Depreciation                                    (36,121,500.00)
                                                ---------------------------
Total Property,Plant and Equipment, Net                       5,040,000.00

                                                ---------------------------
Total Assets                                                  5,829,003.43
                                                ===========================

           Liabilities & Members' Equity

Current Liabilities

Accounts Payable-Third Party                                    211,956.36

Accounts Payable-Intercompany                                   189,252.45

Total Current Liabilities                                       401,208.81


Members' Equity                                               5,427,794.62

                                                ---------------------------
        Total Liabilities & Members' Equity                   5,829,003.43
                                                ===========================

Zond Windsystems Partners LTD Series 85C
2004 Income Statement
(Unaudited)

                                                For the Twelve Months Ended
                Revenues                             December 31, 2004
                                                ---------------------------

 Electricity Sales                                            2,467,815.61
 Interest Income                                                  6,186.89
                                                ---------------------------
                                                              2,474,002.50
                                                ---------------------------
Operation Expenses

General O&M
 Misc. Site Maintenance                                         523,444.96
 Backfeed Electricity                                           127,010.16

Insurance                                                       153,582.10

Property Taxes                                                   33,989.28

Land Lease                                                      567,688.00

Other G&A
 Management Fee                                                  13,712.70
 Outside Service-Accounting                                      14,009.00
 Misc. Other Expenses                                            11,021.00
 Franchise Taxes                                                    800.00

                                                ---------------------------
Total Operating Expenses                                      1,445,257.20
                                                ---------------------------


                                                ---------------------------
Net Income (loss)                                             1,028,745.30
                                                ===========================

Zond Windsystems Partners LTD Series 85C
2004 Balance Sheet
(Unaudited)
                                                     December 31, 2004
                                                ---------------------------

                   Assets
Current Assets

Cash                                                          1,050,407.01

A/R-Third Party                                                  59,983.32

Prepaid Property Tax                                             15,776.43

Total Current Assets                                          1,126,166.76

Property, Plant and Equipment                                32,660,000.00
Accumulated Depreciation                                    (28,660,000.00)
                                                ---------------------------
Total Property,Plant and Equipment, Net                       4,000,000.00


                                                ---------------------------
Total Assets                                                  5,126,166.76
                                                ===========================

            Liabilities & Members' Equity

Current Liabilities

Accounts Payable-Third Party                                     78,197.69

Accounts Payable-Intercompany                                    81,429.89

Note Payable-Principal                                        1,702,043.93

Note Payable-Interest                                         2,531,880.21

Total Current Liabilities                                     4,393,551.72

Members' Equity                                                 732,615.03

                                                ---------------------------
     Total Liabilities & Members' Equity                      5,126,166.76
                                                ===========================